Exhibit 99.2


                                     ACADIA
                                  REALTY TRUST



                               Second Quarter 2008

                              Reporting Supplement

        Reporting Supplement
            June 30, 2008


                                Table of Contents
                                ------------------

                                                   Page                                                      Page
                                                   ----                                                      ----
Section I - Overview                                           Section III - Opportunity Fund Information

Important Notes                                     3          Fund I
                                                                    Overview                                  29

Company Information                                 4               Properties                                30
                                                                    Anchor Detail                             31
Portfolio Snapshots                                                 Lease Expirations                         32
     Core Portfolio                                 5               Kroger/Safeway Detail                     33
     Combined Portfolios                            6               Current Valuation                         34

Market Capitalization                               7          Fund II
                                                                   Overview                                   35
Shareholder Information                             8               Properties                                36
                                                                    Anchor Detail                             37
       Section II - Financial Information                           Lease Expirations                         38

Operating Statements - Pro-rata Consolidation                  Fund III
     Pro-rata Consolidation                         9               Overview                                  39
     Fee income                                     11              Storage Post Properties                   40
     Opportunity Funds                              12              Storage Post Locations                    41
     Joint Ventures                                 15
     Current v. Prior Year                          16         Redevelopment Projects                         42

Same Property Net Operating Income                  18         RCP Venture                                    43
                                                                    RCP Venture Investments                   44
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")
  and Funds Available for Distribution ("FAD")      19           Section IV - Core Portfolio Information

2008 Guidance                                       20         Properties                                     45

Balance Sheets                                                 Portfolio by State                             47
     Consolidated                                   21
     Pro-rata Consolidation                         22         Top Tenants                                    48
Debt Analysis                                                  Anchor Tenants                                 49
     Summary                                        23
     Detail                                         24         Anchor Lease Expirations - Next 4 Years        52
     Maturities                                     27
                                                               Lease Expirations                              53
Selected Financial Ratios                           28
                                                               New and Renewal Rent Spreads                   55

                                                               Capital Expenditures                           56

                                                               Portfolio Demographics                         57

Visit www.acadiarealty.com for additional investor and portfolio information

Reporting Supplement
  June 30, 2008

                                 Important Notes
                                 ---------------

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO") and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are a widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company's method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity.

                               Company Information

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 84 properties totaling approximately 8 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.

Corporate Headquarters          1311 Mamaroneck Avenue                 Investor Relations           Debra Miley
                                Suite 260                                                           Director - Marketing &
                                                                                                                Communications
                                White Plains, NY 10605                                              (914) 288-8148
                                                                                                    dmiley@acadiarealty.com

New York Stock Exchange         Symbol AKR                             Web Site                     www.acadiarealty.com


Analyst Coverage                Banc of America Securities                        J.P. Morgan Securities, Inc.
                                Christine McElroy - (212) 847-5658                Michael W. Mueller, CFA (212) 622-6689
                                christine.m.mcelroy@bofasecurities.com            michael.w.mueller@jpmorgan.com

                                Bank of Montreal                                  RBC Capital Markets
                                Paul Adornato, CFA - (212) 885-4170               Rich Moore, CFA - (216) 378-7625
                                paul.adornato@bmo.com                             rich.moore@rbccm.com

                                Citigroup - Smith Barney                          Keefe, Bruyette & Woods, Inc.
                                Ambika Goel - (212) 816-6981                      Sheila K. McGrath - (212) 887-7793
                                ambika.goel@citi.com                              smcgrath@kbw.com

         Reporting Supplement
            June 30, 2008

     Total Market Capitalization
     ---------------------------
(including pro-rata share of joint venture debt)
        (dollars in thousands)

                                                              Percent of
                                       Percent of             Total Market
                                       Total Equity           Capitalization
                                       ------------           --------------

Equity Capitalization
---------------------
Total Common Shares Outstanding          98.0%       $ 32,351
Common Operating Partnership
        ("OP") Units                      2.0%            648
                                                         ----
Combined Common Shares and OP Units                    32,999

Share Price at June 30, 2008                            23.15
                                                       ------

Equity Capitalization - Common Shares
        and OP Units                                  763,927

Preferred OP Units (1)                    0.0%            580
                                          ----           ----

     Total Equity Capitalization         100.0%       764,507    62.0%
                                         ======      --------    -----

Debt Capitalization
Consolidated debt                                     677,955
Adjustment to reflect pro-rata share
        of debt                                      (210,014)
                                                     ---------

      Total Debt Capitalization                       467,941    38.0%
                                                     --------    -----

     Total Market Capitalization                  $ 1,232,448   100.0%
                                                  ============  ======

         Weighted Average Outstanding Common Shares and OP Units
         -------------------------------------------------------

                                           June 30, 2008           June 30, 2007
                                        Quarter   Year-to-date  Quarter   Year-to-date
                                        -------   ------------  -------   ------------
Weighted average Common Shares
        - Basic                        32,519,451  32,489,976  32,339,270 32,247,484
Dilutive potential Common Shares          569,783     533,218     594,161    727,984
                                         --------    --------    --------   --------
Weighted average Common Shares
        - Dilute                       33,089,234  33,023,194  32,933,431 32,975,468
OP Units                                  647,656     646,739     642,272    642,272
Dilutive potential of OP Units                  -           -      25,067     25,067
                                               --          --     -------    -------
Weighted average Common
        Shares/OP Units                33,736,890  33,669,933  33,600,770 33,642,807
                                       ========== =========== =========== ===========

1 Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units x share price at quarter end.
2 Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.

         Reporting Supplement
            June 30, 2008

Shareholder and OP Unit Information
-----------------------------------
      (amounts in thousands)


          Common Shares (1)
          ------------------                            Percent of Out-
                                            Common      standing Common
                                         Shares Held         Shares
                                         -----------    ---------------

Morgan Stanley                                    3,038       9.4%
ING Bewaar Maatschappij I B.V.                    2,865       8.9%
Third Avenue Management                           2,565       7.9%
Yale University                                   2,285       7.1%
Vanguard Group                                    2,115       6.5%
Wellington Management                             2,040       6.3%
Barclay's Global Investors                        1,854       5.7%
Baron Capital Group                               1,838       5.7%
Heitman Real Estate Securities                    1,587       4.9%
Principal Financial Group                         1,542       4.8%
                                                -------      -----

Total of Ten Largest Institutional Shareholders  21,729      67.2%
                                                =======      =====

Total of all Institutional Shareholders          31,865      98.5%
                                                =======      =====


     Operating Partnership Units
     ---------------------------

                                           OP Units        Percent of
                                             Held           OP Units
                                           --------        -----------

Managment O.P. Unit Holders                         338      52.2%
Other O.P. Unit Holders                             310      47.8%
                                                   ----      -----

Total O.P. Units                                    648     100.0%
                                                   ====      ======


(1)  Based on most recent Schedule 13F filing

Reporting Supplement
   June 30, 2008

Income Statements - Pro-rata Consolidation (1)
----------------------------------------------
  Current Quarter and Year-to-Date
  --------------------------------
           (in thousands)

                                                              Year-to-Date

                                                                 Period
                                                             ended June 30,
                                                                   2008
                                                  ----------------------------------------------------------------------
                                                                Core Retail              Opportunity Residential
                                                                   Total Core  Total Core    Funds
                                                  Wholly   Joint   Continuing Discontinued           Discontinued
                                                   Owned  Ventures Operations Operations(4)          Operations(4) Total
                                                  ----------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                    $ 22,794 $ 3,143  $ 25,937      $2,344    $ 4,688      $1,203 $ 34,172
Percentage rents                                      182      29       211          56          -           -      267
Expense reimbursements - CAM                        3,018     413     3,431         510        127           -    4,068
Expense reimbursements - Taxes                      3,533     504     4,037         310         75           -    4,422
Other property income                                 124      21       145          35        117         109      406
                                                 -----------------------------------------------------------------------
                                                   29,651   4,110    33,761       3,255      5,008       1,312   43,336
                                                 -----------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                            3,550     479     4,029         646        327           -    5,002
Other property operating                              911     249     1,160         426        656         631    2,873
Real estate taxes                                   4,192     589     4,781         372        357          65    5,575
                                                 -----------------------------------------------------------------------
                                                    8,653   1,317     9,970       1,444      1,339         696   13,449
                                                 -----------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (3)              20,998   2,793    23,791       1,811      3,669         616   29,887


OTHER INCOME (EXPENSE)
General and administrative                        (13,180)      -   (13,180)          -       (174)          -  (13,354)
Equity in earnings of unconsolidated properties        21       -        21           -      1,450           -    1,471
Equity in earnings from RCP investments                 -       -         -           -      2,733           -    2,733
Interest income                                     4,111      14     4,125           -        174          11    4,310
Fee income (2)                                     11,694       -    11,694           -          -           -   11,694
Promote income - Fund capital transactions          1,044       -     1,044           -        117           -    1,161
Promote income - RCP                                    -       -         -           -      1,287           -    1,287
Priority distributions                                253       -       253           -          -           -      253
Promote expense                                         -       -         -           -          -           -        -
Property management expense                           (64)      -       (64)          -         (3)        (23)     (90)
Straight-line rent income                             488      60       548           5        335           -      888
Straight-line rents written off                         -     (61)      (61)          -          -           -      (61)
FAS 141 rent                                         (238)     68      (170)          -        (32)          -     (202)
Provision for income taxes                         (2,192)      -    (2,192)          -         (8)          -   (2,200)
Lease termination income                                -       -         -           -      4,900           -    4,900
                                                 -----------------------------------------------------------------------

EBIDTA                                             22,935   2,874    25,809       1,816     14,448         604   42,677

Depreciation and amortization                      (7,579)   (869)   (8,448)       (192)    (2,360)          -  (11,000)
FAS 141 amortization                                 (494)      -      (494)          -        (34)          -     (528)
Interest expense                                   (8,519) (1,881)  (10,400)          -     (1,102)          -  (11,502)
Loan defeasance                                         -       -         -           -          -           -        -
FAS 141 interest                                       40       -        40           -          -           -       40
Gain (loss) on sale of properties                     763       -       763           -          -       7,182    7,945
                                                 -----------------------------------------------------------------------

Income before minority interest                     7,146     124     7,270       1,624     10,952       7,786   27,632

Minority interest - OP                               (359)      -      (359)        (32)         -        (152)    (543)
Minority interest                                      85       -        85           -       (520)          -     (435)
                                                 -----------------------------------------------------------------------

NET INCOME                                       $  6,872 $   124  $  6,996      $1,592    $10,432      $7,634 $ 26,654
                                                 =======================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

     The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2)  Details on the following Fee Income page.

(3) Includes majority-owned affiliates of which the minority share of NOI for 239 Greenwich Ave and Boonton Shopping Center aggregated $240 for the quarter and $481 for the six months ended June 30, (2008.)

(4) Discontinued Operations reflects Ledgewood Mall, which was held for sale as of June 30, 2008, and one residential property which was sold in the second quarter (2008.)

                                                             Current Quarter

                                                                 3 months
                                                              ended June 30,
                                                                   2008
                                                  ----------------------------------------------------------------------
                                                                Core Retail              Opportunity Residential
                                                                   Total Core  Total Core    Funds
                                                  Wholly   Joint   Continuing Discontinued           Discontinued
                                                   Owned  Ventures Operations Operations(4)          Operations(4) Total
                                                  ----------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                     $11,486  $1,532   $13,018      $1,040    $ 2,091      $  285 $16,434
Percentage rents                                       21       4        25          37          -           -      62
Expense reimbursements - CAM                        1,154     160     1,314         208         60           -   1,582
Expense reimbursements - Taxes                      1,643     263     1,906         155         27           -   2,088
Other property income                                  31       1        32           7         28          34     101
                                                  ---------------------------------------------------------------------
                                                   14,335   1,960    16,295       1,447      2,205         319  20,266
                                                  ---------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                            1,391     200     1,591         267        128               1,986
Other property operating                              506     154       660         146        474         215   1,495
Real estate taxes                                   2,096     304     2,400         186        210          15   2,811
                                                  ---------------------------------------------------------------------
                                                    3,993     658     4,651         599        813         230   6,293
                                                  ---------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (3)              10,342   1,302    11,644         848      1,393          89  13,974


OTHER INCOME (EXPENSE)
General and administrative                         (6,572)      -    (6,572)          -        (70)          -  (6,642)
Equity in earnings of unconsolidated properties         -       -         -           -      1,467           -   1,467
Equity in earnings from RCP investments                 -       -         -           -        200           -     200
Interest income                                     1,825       5     1,830           -         20           3   1,853
Fee income (2)                                      4,978       -     4,978           -          -               4,978
Promote income - Fund capital transactions          1,044       -     1,044           -        117               1,161
Promote income - RCP                                    -       -         -           -         96                  96
Priority distributions                                118       -       118           -          -                 118
Promote expense                                         -       -         -           -          -                   -
Property management expense                           (32)      -       (32)          -         (1)         (9)    (42)
Straight-line rent income                             238      33       271           2        371           -     644
Straight-line rents written off                                 -         -           -          -           -       -
FAS 141 rent                                         (126)     34       (92)          -         (9)          -    (101)
Provision for income taxes                           (349)      -      (349)          -          0           -    (349)
Lease termination income                                -       -         -           -      4,900           -   4,900
                                                  ---------------------------------------------------------------------

EBIDTA                                             11,466   1,374    12,840         850      8,484          83  22,257

Depreciation and amortization                      (4,003)   (382)   (4,385)        (82)    (1,019)             (5,486)
FAS 141 amortization                                 (239)      -      (239)                   (15)               (254)
Interest expense                                   (4,255)   (940)   (5,195)                  (581)             (5,776)
Loan defeasance                                         -       -         -                      -           -       -
FAS 141 interest                                       20       -        20                      -           -      20
Gain (loss) on sale of properties                     763       -       763           -          -       7,182   7,945
                                                  ---------------------------------------------------------------------

Income before minority interest                     3,752      52     3,804         768      6,868       7,265  18,705

Minority interest - OP                               (205)      -      (205)        (15)         -        (142)   (362)
Minority interest                                      (7)      -        (7)          -       (424)          -    (431)
                                                  ---------------------------------------------------------------------

NET INCOME                                        $ 3,540  $   52   $ 3,592      $  753    $ 6,443      $7,123 $17,911
                                                  =====================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

     The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2)  Details on the following Fee Income page.

(3) Includes majority-owned affiliates of which the minority share of NOI for 239 Greenwich Ave and Boonton Shopping Center aggregated $240 for the quarter and $481 for the six months ended June 30, (2008.)

(4) Discontinued Operations reflects Ledgewood Mall, which was held for sale as of June 30, 2008, and one residential property which was sold in the second quarter (2008.)

                                                             Previous Quarter

                                                                 3 months
                                                              ended March 31,
                                                                  2008
                                                  ----------------------------------------------------------------------
                                                                Core Retail              Opportunity Residential
                                                                   Total Core  Total Core    Funds
                                                  Wholly   Joint   Continuing Discontinued           Discontinued
                                                   Owned  Ventures Operations Operations(4)          Operations(4) Total
                                                  ----------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                     $11,308   $1,611   $12,919      $1,304    $ 2,597        $918 $17,738
Percentage rents                                      161       25       186          19          -                 205
Expense reimbursements - CAM                        1,864      253     2,117         302         67               2,486
Expense reimbursements - Taxes                      1,890      241     2,131         155         49               2,335
Other property income                                  93       20       113          28         89          75     305
                                                  ----------------------------------------------------------------------
                                                   15,316    2,150    17,466       1,808      2,802         993  23,069
                                                  ----------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                            2,159      279     2,438         379        198               3,015
Other property operating                              405       95       500         280        181         416   1,377
Real estate taxes                                   2,096      285     2,381         186        146          50   2,763
                                                  ----------------------------------------------------------------------
                                                    4,660      659     5,319         845        526         466   7,156
                                                  ----------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (3)              10,656    1,491    12,147         963      2,276         527  15,913


OTHER INCOME (EXPENSE)
General and administrative                         (6,608)       -    (6,608)          -       (104)          -  (6,712)
Equity in earnings of unconsolidated properties        21        -        21           -        (17)          -       4
Equity in earnings from RCP investments                 -        -         -           -      2,533           -   2,533
Interest income                                     2,286        9     2,295           -        154           8   2,457
Fee income (2)                                      6,716        -     6,716           -          -               6,716
Promote income - Fund capital transactions              -        -         -           -          -                   -
Promote income - RCP                                    -        -         -           -      1,192               1,192
Priority distributions                                135        -       135           -          -                 135
Promote expense                                         -        -         -           -          -                   -
Property management expense                           (32)       -       (32)          -         (2)        (14)    (48)
Straight-line rent income                             250       27       277           3        (36)          -     244
Straight-line rents written off                                (61)      (61)          -          -           -     (61)
FAS 141 rent                                         (112)      34       (78)          -        (24)          -    (102)
Provision for income taxes                         (1,843)       -    (1,843)          -         (9)          -  (1,852)
Lease termination income                                -        -         -           -          -           -       -
                                                  ----------------------------------------------------------------------

EBIDTA                                             11,469    1,500    12,969         966      5,964         521  20,420

Depreciation and amortization                      (3,576)    (487)   (4,063)       (110)    (1,341)             (5,514)
FAS 141 amortization                                 (255)       -      (255)                   (18)               (273)
Interest expense                                   (4,264)    (941)   (5,205)                  (520)             (5,725)
Loan defeasance                                         -        -         -                      -           -       -
FAS 141 interest                                       20        -        20                      -           -      20
Gain (loss) on sale of properties                       -        -         -           -          -           -       -
                                                  ----------------------------------------------------------------------

Income before minority interest                     3,394       72     3,466         856      4,084         521   8,927

Minority interest - OP                               (154)       -      (154)        (17)         -         (10)   (181)
Minority interest                                      92        -        92           -        (96)          -      (4)
                                                  ----------------------------------------------------------------------

NET INCOME                                        $ 3,332   $   72   $ 3,404      $  839    $ 3,989        $511 $ 8,743
                                                  ======================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

     The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2)  Details on the following Fee Income page.

(3) Includes majority-owned affiliates of which the minority share of NOI for 239 Greenwich Ave and Boonton Shopping Center aggregated $240 for the quarter and $481 for the six months ended June 30, (2008.)

(4) Discontinued Operations reflects Ledgewood Mall, which was held for sale as of June 30, 2008, and one residential property which was sold in the second quarter (2008.)

                           Reporting Supplement
                              June 30, 2008

          Income Statements - Analysis of Management Fee Income
                             Current Quarter
                              (in thousands)

                                                           Fund I         Fund II       Fund III         Other           Total
                                                           ------------------------------------------------------------------------
Six months ended June 30, 2008
Asset and property management fees                                $ -        $ 1,932        $ 3,043         $ 1,003        $ 5,978
Transactional fees                                                147          2,045          2,099           1,425          5,716
                                                           ------------------------------------------------------------------------
                                                                  147          3,977          5,142           2,428         11,694
Priority distributions (Asset and property management fees)       253              -              -               -            253
                                                           ------------------------------------------------------------------------
Total management fees and priority distributions                $ 400        $ 3,977        $ 5,142         $ 2,428       $ 11,947
                                                           ========================================================================


                                                           Fund I         Fund II       Fund III         Other           Total
                                                           ------------------------------------------------------------------------
Three months ended June 30, 2008
Asset and property management fees                                $ -          $ 957        $ 1,512           $ 417        $ 2,886
Transactional fees                                                 55          1,016          1,041             (20)         2,092
                                                           ------------------------------------------------------------------------
                                                                   55          1,973          2,553             397          4,978
Priority distributions (Asset and property management fees)       118              -              -               -            118
                                                           ------------------------------------------------------------------------
Total management fees and priority distributions                $ 173        $ 1,973        $ 2,553           $ 397        $ 5,096
                                                           ========================================================================


                                                           Fund I         Fund II       Fund III         Other           Total
                                                           ------------------------------------------------------------------------
Three months ended March 31, 2008
Asset and property management fees                                $ -          $ 975        $ 1,531           $ 586        $ 3,092
Transactional fees                                                 92          1,029          1,058           1,445          3,624
                                                           ------------------------------------------------------------------------
                                                                   92          2,004          2,589           2,031          6,716
Priority distributions (Asset and property management fees)       135              -              -               -            135
                                                           ------------------------------------------------------------------------
Total management fees and priority distributions                $ 227        $ 2,004        $ 2,589         $ 2,031        $ 6,851
                                                           ========================================================================

        Reporting Supplement
            June 30, 2008

  Income Statements -Opportunity Funds (1)
  ----------------------------------------
    Current Quarter and Year-to-Date
    --------------------------------
           (in thousands)

                                                                         Year-to-Date
                                                                            Period
                                                                      ended June 30, 2008

                                                                                 AKR      AKR                    AKR
                                                                                 Pro-  Brandywine                Pro-
                                                                          AKR    rata   Promote            AKR   rata
                                                               Total     Promote share  PAID IN  Mervyns Promote share
                                                               Fund I     20.00% 22.22%   FULL       I    20.00% 22.22%
                                                              ----------------------------------------------------------

PROPERTY REVENUES
Minimum rents                                                 $ 5,086    $1,017 $  904    $1,122 $     - $    - $    -
Percentage rents                                                    -         -      -         -       -      -      -
Expense reimbursements - CAM                                       85        17     15        24       -      -      -
Expense reimbursements - Taxes                                    114        23     20        27       -      -      -
Other property income                                              95        19     17        33       -      -      -
                                                              --------   -----------------------------------------------
                                                                5,380     1,076    956     1,206       -      -      -
                                                              --------   -----------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                                          220        44     39        54       -      -      -
Other property operating                                           79        16     14        19       5      1      1
Real estate taxes                                                 194        39     34        42       -      -      -
                                                              --------   -----------------------------------------------
                                                                  493        99     88       115       5      1      1
                                                              --------   -----------------------------------------------

NET OPERATING INCOME - PROPERTIES (3)                           4,887       977    869     1,092      (5)    (1)    (1)


OTHER INCOME (EXPENSE)
General and administrative                                        (58)      (12)   (10)      (11)      -      -      -
Equity in earnings of unconsolidated properties                 3,433 (4)   570    610       299       -      -      -
Equity in earnings from RCP investments                             -         -      -         -   6,444  1,288  1,146
Interest income                                                   130        26     23        38       3      -      1
Asset and property management income                                -         -      -         -       -      -      -
Promote income - Fund Transactions                                  -       117      -         -       -      -      -
Promote income - RCP                                                -         -      -         -       -      -      -
Priority distributions                                              -         -      -         -       -      -      -
Promote expense                                                (2,131)        -      -         -  (1,288)     -      -
Asset and property management expense                              (4)       (1)    (1)       (1)      -      -      -
Straight-line rent income                                        (158)      (32)   (28)      (36)      -      -      -
Straight-line rents written off                                     -         -      -         -       -      -      -
FAS 141 Rent                                                      (22)       (4)    (4)       (7)      -      -      -
Provision for income taxes                                        (17)       (3)    (3)       (4)     (3)     0     (1)
Lease termination income                                            -         -      -         -       -      -      -
                                                              ----------------------------------------------------------

EBIDTA                                                          6,060     1,638  1,456     1,370   5,151  1,287  1,145

Depreciation and amortization                                  (3,084)     (617)  (548)     (677)      -      -      -
FAS 141 Amortization                                               (7)       (1)    (1)       (2)      -      -      -
Interest expense                                                 (549)     (110)   (98)     (124)      -      -      -
Loan defeasance                                                     -         -      -         -       -      -      -
FAS 141 Interest                                                    -         -      -         -       -      -      -
Gain (loss) on sale of properties                                   -         -      -         -       -      -      -
                                                              --------   -----------------------------------------------

Income before minority interest                                 2,420       910    809       567   5,151  1,287  1,145

Minority interest - OP                                              -         -      -         -       -      -      -
Minority interest                                                (279)      (56)   (50)      (65)      -      -      -
                                                              --------   -----------------------------------------------

NET INCOME                                                    $ 2,141    $  854 $  759    $  502 $ 5,151 $1,287 $1,145
                                                              ========   ===============================================



                                                                           AKR           AKR
                                                                            Pro-         Pro-          AKR Pro-  Total
                                                                           rata          rata            rata   AKR Pro-
                                                                           share Mervyns share           share   rata
                                                                  Fund II  20.00%   II   20.00%Fund III 19.9005%  share
                                                                 -------------------------------------------------------

PROPERTY REVENUES
Minimum rents                                                     $ 4,601 $  920 $    - $    - $ 3,642 $    725 $ 4,688
Percentage rents                                                        -      -      -      -       -        -       -
Expense reimbursements - CAM                                          346     69      -      -      10        2     127
Expense reimbursements - Taxes                                         26      5      -      -       2        -      75
Other property income                                                  (6)    (1)     -      -     243       49     117
                                                                 -------------------------------------------------------
                                                                    4,967    993      -      -   3,897      776   5,008
                                                                 -------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                                              929    186      -      -      22        4     327
Other property operating                                            1,983    397      5      1   1,039      207     656
Real estate taxes                                                     790    158      -      -     417       83     357
                                                                 -------------------------------------------------------
                                                                    3,702    741      5      1   1,478      294   1,339
                                                                 -------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (3)                               1,265    252     (5)    (1)  2,419      482   3,669


OTHER INCOME (EXPENSE)
General and administrative                                           (152)   (30)    (1)     -    (558)    (111)   (174)
Equity in earnings of unconsolidated properties                      (147)   (29)     -      -       -        -   1,450
Equity in earnings from RCP investments                                 -      -  7,931  1,587       -        -   4,021
Interest income                                                        95     19     71     14     266       53     174
Asset and property management income                                    -      -      -      -       -        -       -
Promote income - Fund Transactions                                      -      -      -      -       -        -     117
Promote income - RCP                                                    -      -      -      -       -        -       -
Priority distributions                                                  -      -      -      -       -        -       -
Promote expense                                                         -      -      -      -       -        -       -
Asset and property management expense                              (2,449)     -      -      -  (3,971)       -      (3)
Straight-line rent income                                           2,128    426      -      -      20        4     335
Straight-line rents written off                                         -      -      -      -       -        -       -
FAS 141 Rent                                                         (130)   (26)     -      -      41        9     (32)
Provision for income taxes                                             17      4     (4)    (1)     (1)       -      (8)
Lease termination income                                           24,500  4,900      -      -       -        -   4,900
                                                                 -------------------------------------------------------

EBIDTA                                                             25,127  5,516  7,992  1,599  (1,784)     437  14,448

Depreciation and amortization                                      (1,606)  (322)     -      -    (984)    (196) (2,360)
FAS 141 Amortization                                                 (138)   (28)     -      -      (5)      (1)    (34)
Interest expense                                                   (2,007)  (401)     -      -  (1,857)    (370) (1,102)
Loan defeasance                                                         -      -      -      -       -        -       -
FAS 141 Interest                                                        -      -      -      -       -        -       -
Gain (loss) on sale of properties                                       -      -      -      -       -        -       -
                                                                 -------------------------------------------------------

Income before minority interest                                    21,376  4,765  7,992  1,599  (4,630)    (130) 10,952

Minority interest - OP                                                  -      -      -      -       -        -       -
Minority interest                                                  (1,748)  (349)     -      -      (2)      (1)   (520)
                                                                 -------------------------------------------------------

NET INCOME                                                        $19,628 $4,416 $7,992 $1,599 $(4,632)$   (131)$10,432
                                                                 =======================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

     The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.

     In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

(3) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $1,390 on an annual basis ($7,363 x 37.78% x 50%).

(4)  Includes a $3,307 gain related to the sale of the Haygood Shopping Center.

                                                Current Quarter
                                                     Period
                                              ended June 30, 2008

                                         AKR
                                      Brandywine
                                 AKR   Promote                 AKR          AKR             AKR                   Total
                                 Pro-     (3)                  Pro-         Pro-            Pro-         AKR Pro-  AKR
                           AKR  rata   PAID IN           AKR   rata         rata            rata           rata    Pro-
                Total    Promote share   FULL   Mervyns Promote share       share  Mervyns  share          share   rata
               Fund I     20.00%22.22%      $324   I    20.00%22.22%Fund II20.00%      II  20.00%Fund III19.9005%  share
               ---------------------------------------------------------------------------------------------------------

PROPERTY
 REVENUES
Minimum rents   $2,515      $503  $447      $216     $-     $-    $- $2,251  $450        $-    $-  $2,386    $475 $2,091
Percentage
 rents               -         -     -         -      -      -     -      -     -         -     -       -       -      -
Expense
 reimbursements
 - CAM              23         5     4         2      -      -     -    240    48         -     -       5       1     60
Expense
 reimbursements
 - Taxes            49        10     9         4      -      -     -     19     4         -     -       1       -     27
Other property
 income              2         0     0         0      -      -     -   (15)   (3)         -     -     150      30     28
               -------   --------------------------------------------------------   ------------------------------------
                 2,589       518   460       222      -      -     -  2,495   499         -     -   2,542     506  2,205
               -------   --------------------------------------------------------   ------------------------------------

PROPERTY
 EXPENSES
Property
 operating -
 CAM                89        18    16         8      -      -     -    424    85         -     -      10       2    128
Other property
 operating          33         7     6         3      5      1     1  1,598   320         5     1     683     136    474
Real estate
 taxes              98        20    17         8      -      -     -    550   110         -     -     275      55    210
               -------   --------------------------------------------------------   ------------------------------------
                   220        44    39        19      5      1     1  2,572   515         5     1     968     193    813
               -------   --------------------------------------------------------   ------------------------------------

NET OPERATING
 INCOME -
 PROPERTIES (4)  2,369       474   421       204    (5)    (1)   (1)   (77)  (16)       (5)   (1)   1,574     313  1,393


OTHER INCOME
 (EXPENSE)
General and
 administrative   (34)       (7)   (6)       (3)      -      -     -  (117)  (23)       (1)     -   (154)    (31)   (70)
Equity in
 earnings of
 unconsolidated
 properties      3,416(5)    566   607       293      -      -     -      -     -         -     -       -       -  1,467
Equity in
 earnings from
 RCP
 investments         -         -     -         -    486     96    87      -     -       563   113       -       -    296
Interest income     32         6     6         3      -      -     -     18     4         2     -       4       1     20
Asset and
 property
 management
 income              -         -     -         -      -      -     -      -     -         -     -       -       -      -
Promote income
 - Fund
 Transactions        -       117     -         -      -      -     -      -     -         -     -       -       -    117
Promote income
 - RCP               -         -     -         -      -      -     -      -     -         -     -       -       -      -
Priority
 distributions       -         -     -         -      -      -     -      -     -         -     -       -       -      -
Promote expense(2,074)         -     -         -   (96)      -     -      -     -         -     -       -       -      -
Asset and
 property
 management
 expense(2)        (2)       (0)   (0)       (0)      -      -     -(1,217)     -         -     - (2,002)       -    (1)
Straight-line
 rent income      (76)      (15)  (14)       (7)      -      -     -  2,020   404         -     -      10       2    371
Straight-line
 rents written
 off                 -         -     -         -      -      -     -      -     -         -     -       -       -      -
FAS 141 Rent       (2)       (0)   (0)       (0)      -      -     -   (65)  (13)         -     -      23       5    (9)
Provision for
 income taxes      (5)       (1)   (1)       (0)    (3)      0   (1)     18     4       (4)   (1)       -       -      0
Lease
 termination
 income              -         -     -         -      -      -     - 24,500 4,900         -     -       -       -  4,900
               -------   --------------------------------------------------------   ------------------------------------

EBIDTA           3,624     1,140 1,013       490    382     96    85 25,080 5,260       555   111   (545)     290  8,484

Depreciation
 and
 amortization  (1,538)     (308) (273)     (132)      -      -     -  (888) (178)         -     -   (643)   (128)(1,019)
FAS 141
 Amortization      (1)       (0)   (0)       (0)      -      -     -   (69)  (14)         -     -     (5)     (1)   (15)
Interest
 expense         (262)      (52)  (47)      (23)      -      -     -(1,112) (222)         -     - (1,195)   (238)  (581)
Loan defeasance      -         -     -         -      -      -     -      -     -         -     -       -       -      -
FAS 141
 Interest            -         -     -         -      -      -     -      -     -         -     -       -       -      -
Gain (loss) on
 sale of
 properties          -         -     -         -      -      -     -      -     -         -     -       -       -      -
               -------   --------------------------------------------------------   ------------------------------------

Income before
 minority
 interest        1,823       779   693       335    382     96    85 23,011 4,846       555   111 (2,388)    (77)  6,868

Minority
 interest - OP       -         -     -         -      -      -     -      -     -         -     -       -       -      -
Minority
 interest        (126)      (25)  (22)      (11)      -      -     -(1,831) (366)(6)      -     -       1       -  (424)
               -------   --------------------------------------------------------   ------------------------------------

NET INCOME      $1,697      $754  $670      $324   $382    $96   $85$21,180$4,480      $555  $111$(2,387)   $(77) $6,443
               =======   ========================================================   ====================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

     The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.

     In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

(3) In connection with the recapitalization of the Brandywine Portfolio in January 2006, the investors received all of their Fund capital and preferred return. Accordingly, the Company is now entitled to a promote distribution on all future Fund I income and distributions. In addition, the Company is entitled to a promote payment of $7.2 million for the Brandywine transaction to be paid from the investors share of future Fund I earnings.The remaining $0.3 million of the $7.2 million promote was paid in the three months ended June 30, 2008.

(4) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $695 for the second quarter ($7,363 x 37.78% x 100%).

(5)  Includes a $3,307 gain related to the sale of the Haygood Shopping Center.

(6) Reflects the minority interest's share of the $4.9 million lease termination income.

                                                             Previous Quarter
                                                                  Period
                                                           ended March 31, 2008

                                 AKR                           AKR            AKR          AKR
                           AKR   Pro-    AKR             AKR    Pro-          Pro-          Pro-         AKR Pro- Total
                                rata                           rata          rata          rata           rata    AKR
                   Total Promote shareBrandywine       Promote share          share        share           share   Pro-
                                       Promote  Mervyns                            Mervyns                        rata
                  Fund I  20.00%22.22%    (3)      I    20.00% 22.22%Fund II 20.00%   II   20.00%Fund III19.9005% share
                  ------------------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents     $2,571   $514  $457      $906     $-     $-     $-  $2,350  $470      $-    $-  $1,256    $250 $2,597
Percentage rents       -      -     -         -      -      -      -       -     -       -     -       -       -      -
Expense
 reimbursements -
 CAM                  62     12    11        22      -      -      -     106    21       -     -       5       1     67
Expense
 reimbursements -
 Taxes                65     13    12        23      -      -      -       7     1       -     -       1       -     49
Other property
 income               93     19    17        33      -      -      -       9     2       -     -      93      19     89
                  ------------------------------------------------------------------------------------------------------
                   2,791    558   496       984      -      -      -   2,472   494       -     -   1,355     270  2,802
                  ------------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating
 - CAM               131     26    23        46      -      -      -     505   101       -     -      12       2    198
Other property
 operating            46      9     8        16      -      -      -     385    77       -     -     356      71    181
Real estate taxes     96     19    17        34      -      -      -     240    48       -     -     142      28    146
                  ------------------------------------------------------------------------------------------------------
                     273     55    49        96      -      -      -   1,130   226       -     -     510     101    526
                  ------------------------------------------------------------------------------------------------------

NET OPERATING
 INCOME -
 PROPERTIES (4)    2,518    504   448       888      -      -      -   1,342   268       -     -     845     169  2,276


OTHER INCOME
 (EXPENSE)
General and
 administrative      (24)    (5)   (4)       (8)     -      -      -     (35)   (7)      -     -    (404)    (80)  (104)
Equity in earnings
 of unconsolidated
 properties           17      3     3         6      -      -      -    (147)  (29)      -     -       -       -    (17)
Equity in earnings
 from RCP
 investments           -      -     -         -  5,958  1,192  1,059       -     -   7,368 1,474       -       -  3,725
Interest income       98     20    17        35      3      -      1      77    15      69    14     262      52    154
Asset and property
 management income     -      -     -         -      -      -      -       -     -       -     -       -       -      -
Promote income -
 Fund Transactions     -      -     -         -      -      -      -       -     -       -     -       -       -      -
Promote income -
 RCP                   -      -     -         -      -      -      -       -     -       -     -       -       -      -
Priority
 distributions         -      -     -         -      -      -      -       -     -       -     -       -       -      -
Promote expense      (57)     -     -         - (1,192)     -      -       -     -       -     -       -       -      -
Asset and property
 management
 expense(2)           (2)    (0)   (0)       (1)     -      -      -  (1,232)    -       -     -  (1,969)      -     (2)
Straight-line rent
 income              (82)   (16)  (15)      (29)     -      -      -     108    22       -     -      10       2    (36)
Straight-line
 rents written off     -      -     -         -      -      -      -       -     -       -     -       -       -      -
FAS 141 Rent         (20)    (4)   (4)       (7)     -      -      -     (65)  (13)      -     -      18       4    (24)
Provision for
 income taxes        (12)    (2)   (2)       (4)     -      -      -      (1)    -       -     -      (1)      -     (9)
Lease termination
 income                -      -     -         -      -      -      -       -     -       -     -       -       -      -
                  ------------------------------------------------------------------------------------------------------

EBIDTA             2,436    499   443       880  4,769  1,192  1,060      47   256   7,437 1,488  (1,239)    147  5,964

Depreciation and
 amortization (3) (1,546)  (309) (275)     (545)     -      -      -    (718) (144)      -     -    (341)    (68)(1,341)
FAS 141
 Amortization         (6)    (1)   (1)       (2)     -      -      -     (69)  (14)      -     -       -       -    (18)
Interest expense    (287)   (57)  (51)     (101)     -      -      -    (895) (179)      -     -    (662)   (132)  (520)
Loan defeasance        -      -     -         -      -      -      -       -     -       -     -       -       -      -
FAS 141 Interest       -      -     -         -      -      -      -       -     -       -     -       -       -      -
Gain (loss) on
 sale of
 properties            -      -     -         -      -      -      -       -     -       -     -       -       -      -
                  ------------------------------------------------------------------------------------------------------

Income before
 minority interest   597    131   116       232  4,769  1,192  1,060  (1,635)  (81)  7,437 1,488  (2,242)    (53) 4,084

Minority interest
 - OP                  -      -     -         -      -      -      -       -     -       -     -       -       -      -
Minority interest   (153)   (31)  (27)      (54)     -      -      -      83    17       -     -      (3)     (1)   (96)
                  ------------------------------------------------------------------------------------------------------

NET INCOME          $444   $100   $89      $178 $4,769 $1,192 $1,060 $(1,552) $(64) $7,437$1,488 $(2,245)   $(54)$3,989
                  ======================================================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

     The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.

     In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

(3) In connection with the recapitalization of the Brandywine Portfolio in January 2006, the investors received all of their Fund capital and preferred return. Accordingly, the Company is now entitled to a promote distribution on all future Fund I income and distributions. In addition, the Company is entitled to a promote payment of $7.2 million for the Brandywine transaction to be paid from the investors share of future Fund I earnings.

(4) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $695 for the first quarter ($7,363 x 37.78% x 100%).

        Reporting Supplement
            June 30, 2008
Income Statements - Joint Ventures (1)
--------------------------------------
  Current Quarter and Year-to-Date
  --------------------------------
           (in thousands)

                                          Year-to-Date

                                             Period
                                         Ended June 30,
                                              2008
                           -------------------------------------------
                                  Joint Ventures - Core Retail
                           -------------------------------------------


                                                        AKR
                                     AKR Pro-            Pro-  Total
                                      rata              rata
                                       share            share AKR Pro-
                                                                rata
                           Brandywine  22.22%Crossroads 49.00%  share
                           -------------------------------------------

PROPERTY REVENUES
Minimum rents                $ 7,984 $ 1,776   $ 2,784 $1,365 $ 3,143
Percentage rents                 132      29         -      -      29
Expense reimbursements -
 CAM                           1,078     240       353    173     413
Expense reimbursements -
 Taxes                           490     109       806    395     504
Other property income             55      12        20      9      21
                           -------------------------------------------
                               9,739   2,166     3,963  1,942   4,110
                           -------------------------------------------

PROPERTY EXPENSES
Property operating - CAM       1,338     298       368    181     479
Other property operating         615     137       229    112     249
Real estate taxes                555     124       949    465     589
                           -------------------------------------------
                               2,508     559     1,546    758   1,317
                           -------------------------------------------

NET OPERATING INCOME -
 PROPERTIES                    7,231   1,607     2,417  1,184   2,793


OTHER INCOME (EXPENSE)
General and administrative         -       -         -      -       -
Equity in earnings of
 unconsolidated properties         -       -         -      -       -
Equity in earnings from
 RCP investments                   -       -         -      -       -
Interest income                   34       7        15      7      14
Asset and property
 management income                 -       -         -      -       -
Promote income                     -       -         -      -       -
Priority distributions             -       -         -      -       -
Promote expense                    -       -         -      -       -
Asset and property
 management expense(2)          (501)      -         -      -       -
Straight-line rent income        341      75       (32)   (15)     60
Straight-line rents
 written off                     (44)    (10)     (105)   (51)    (61)
FAS 141 Rent                     310      68         -      -      68
Provision for income taxes         -       -         -      -       -
Swap termination income            -       -         -      -       -
                           -------------------------------------------

EBIDTA                         7,371   1,747     2,295  1,125   2,874

Depreciation and
 amortization (2)             (2,128)   (473)     (407)  (396)   (869)
FAS 141 Amortization               -       -         -      -       -
Interest expense              (5,038) (1,034)   (1,729)  (847) (1,881)
Loan defeasance                    -       -         -      -       -
FAS 141 Interest                   -       -         -      -       -
Gain (loss) on sale of
 properties                        -       -         -      -       -
                           -------------------------------------------

Income before minority
 interest                        205     240       159   (118)    124

Minority interest - OP             -       -         -      -       -
Minority interest                  -       -         -      -       -
                           -------------------------------------------

NET INCOME                   $   205 $   240   $   159 $ (118)$   124
                           ===========================================

(1) The Company has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its stepped-up basis in Crossroads.


                                          Current Quarter

                                             3 months
                                          Ended June 30,
                                               2008
                             -----------------------------------------
                                   Joint Ventures - Core Retail
                            ------------------------------------------


                                        AKR              AKR    Total
                                         Pro-             Pro-
                                        rata             rata   AKR
                                        share            share   Pro-
                             Brandywine                         rata
                                 JV     22.22%Crossroads 49.00%  share
                            ------------------------------------------

PROPERTY REVENUES
Minimum rents                    3,941 $  876    $1,336 $  655 $1,532
Percentage rents                    19      4         -      -      4
Expense reimbursements - CAM       421     94       134     66    160
Expense reimbursements -
 Taxes                             242     54       426    209    263
Other property income                -      -         3      1      1
                             -----------------------------------------
                                 4,623  1,028     1,899    931  1,960
                             -----------------------------------------

PROPERTY EXPENSES
Property operating - CAM           574    128       146     72    200
Other property operating           224     50       213    104    154
Real estate taxes                  278     62       494    242    304
                             -----------------------------------------
                                 1,076    240       853    418    658
                             -----------------------------------------

NET OPERATING INCOME -
 PROPERTIES                      3,547    788     1,046    513  1,302

                             `
OTHER INCOME (EXPENSE)
General and administrative           -      -         -      -      -
Equity in earnings of
 unconsolidated properties           -      -         -      -      -
Equity in earnings from RCP
 investments                         -      -         -      -      -
Interest income                     11      2         6      3      5
Asset and property
 management income                   -      -         -      -      -
Promote income                       -      -         -      -      -
Priority distributions               -      -         -      -      -
Promote expense                      -      -         -      -      -
Asset and property
 management expense(2)            (246)     -         -      -      -
Straight-line rent income          195     43       (21)   (10)    33
Straight-line rents written
 off                                 -      -         -      -      -
FAS 141 Rent                       155     34         -      -     34
Provision for income taxes           -      -         -      -      -
Swap termination income              -      -         -      -      -
                             -----------------------------------------

EBIDTA                           3,662    867     1,031    506  1,374

Depreciation and
 amortization (2)                 (978)  (217)     (136)  (165)  (382)
FAS 141 Amortization                 -      -         -      -      -
Interest expense                (2,519)  (517)     (863)  (423)  (940)
Loan defeasance                      -      -         -      -      -
FAS 141 Interest                     -      -         -      -      -
Gain (loss) on sale of
 properties                          -      -         -      -      -
                             -----------------------------------------

Income before minority
 interest                          165    133        32    (82)    52

Minority interest - OP               -      -         -      -      -
Minority interest                    -      -         -      -      -
                             -----------------------------------------

NET INCOME                     $   165 $  133    $   32 $  (82)$   52
                             =========================================

(1) The Company has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its stepped-up basis in Crossroads.

                                         Previous Quarter

                                             3 months
                                          Ended March 31,
                                               2008
                             -----------------------------------------
                                   Joint Ventures - Core Retail
                            ------------------------------------------


                                        AKR              AKR    Total
                                         Pro-             Pro-
                                        rata             rata   AKR
                                        share            share   Pro-
                             Brandywine       Crossroads        rata
                                 JV     22.22%           49.00% share
                            ------------------------------------------

PROPERTY REVENUES
Minimum rents                    4,043 $  900    $1,448 $  710 $1,611
Percentage rents                   113     25         -      -     25
Expense reimbursements - CAM       657    146       219    107    253
Expense reimbursements -
 Taxes                             248     55       380    186    241
Other property income               55     12        17      8     20
                             -----------------------------------------
                                 5,116  1,138     2,064  1,011  2,150
                             -----------------------------------------

PROPERTY EXPENSES
Property operating - CAM           764    170       222    109    279
Other property operating           391     87        16      8     95
Real estate taxes                  277     62       455    223    285
                             -----------------------------------------
                                 1,432    319       693    340    659
                             -----------------------------------------

NET OPERATING INCOME -
 PROPERTIES                      3,684    819     1,371    671  1,491

                             `
OTHER INCOME (EXPENSE)
General and administrative           -      -         -      -      -
Equity in earnings of
 unconsolidated properties           -      -         -      -      -
Equity in earnings from RCP
 investments                         -      -         -      -      -
Interest income                     23      5         9      4      9
Asset and property
 management income                   -      -         -      -      -
Promote income                       -      -         -      -      -
Priority distributions               -      -         -      -      -
Promote expense                      -      -         -      -      -
Asset and property
 management expense(2)            (255)     -         -      -      -
Straight-line rent income          146     32       (11)    (5)    27
Straight-line rents written
 off                               (44)   (10)     (105)   (51)   (61)
FAS 141 Rent                       155     34         -      -     34
Provision for income taxes           -      -         -      -      -
Swap termination income              -      -         -      -      -
                             -----------------------------------------

EBIDTA                           3,709    880     1,264    619  1,500

Depreciation and
 amortization (2)               (1,150)  (256)     (271)  (231)  (487)
FAS 141 Amortization                 -      -         -      -      -
Interest expense                (2,519)  (517)     (866)  (424)  (941)
Loan defeasance                      -      -         -      -      -
FAS 141 Interest                     -      -         -      -      -
Gain (loss) on sale of
 properties                          -      -         -      -      -
                             -----------------------------------------

Income before minority
 interest                           40    107       127    (36)    72

Minority interest - OP               -      -         -      -      -
Minority interest                    -      -         -      -      -
                             -----------------------------------------

NET INCOME                     $    40 $  107    $  127 $  (36)$   72
                             =========================================

(1) The Company has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its stepped-up basis in Crossroads.

      Reporting Supplement
          June 30, 2008

Income Statements - Current v. Prior Year (1)
---------------------------------------------
          (in thousands)

                                              Current Quarter

                                                  3 months
                                               ended June 30,
                                                    2008
                               --------------------------------------------------------
                                            Core
                                           Retail                 Residential
                                 Core   Discontinued  Opportunity Discontinued
                                Retail   Operations      Funds     Operations   Total
                               --------------------------------------------------------
PROPERTY REVENUES
Minimum rents                  $ 13,018       $1,040     $  2,091     $  285  $ 16,434
Percentage rents                     25           37            -          -        62
Expense reimbursements - CAM      1,314          208           60          -     1,582
Expense reimbursements - Taxes    1,906          155           27          -     2,088
Other property income                32            7           28         34       101
                               --------------------------------------------------------
                                 16,295        1,447        2,205        319    20,266
                               --------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM          1,591          267          128          -     1,986
Other property operating            660          146          474        215     1,495
Real estate taxes                 2,400          186          210         15     2,811
                               --------------------------------------------------------
                                  4,651          599          813        230     6,293
                               --------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES                      11,644          848        1,393         89    13,974


OTHER INCOME (EXPENSE)
General and administrative       (6,572)           -          (70)         -    (6,642)
Equity in earnings of Fund I
 unconsolidated properties            -            -        1,467          -     1,467
Equity in earnings from RCP
 investments                          -            -          200          -       200
Interest income                   1,830            -           20          3     1,853
Fee income                        4,978            -            -          -     4,978
Promote income - Fund capital
 transactions                     1,044            -          117          -     1,161
Promote income - RCP                  -            -           96          -        96
Priority distributions              118            -            -          -       118
Promote expense                       -            -            -          -         -
Property management expense         (32)           -           (1)        (9)      (42)
Straight-line rent income           271            2          371          -       644
Straight-line rents written
 off                                  -            -            -          -         -
FAS 141 Rent                        (92)           -           (9)         -      (101)
Abandoned project costs               -            -            -          -         -
Provision for income taxes         (349)           -            0          -      (349)
Leae termination income               -            -        4,900          -     4,900
                               --------------------------------------------------------

EBIDTA                           12,840          850        8,484         83    22,257

Depreciation and amortization    (4,385)         (82)      (1,019)         -    (5,486)
FAS 141 Amortization               (239)           -          (15)         -      (254)
Interest expense                 (5,195)           -         (581)         -    (5,776)
Loan defeasance                       -            -            -          -         -
FAS 141 Interest                     20            -            -          -        20
Gain (loss) on sale of
 properties                         763            -            -      7,182     7,945
                               --------------------------------------------------------

Income before minority
 interest                         3,804          768        6,868      7,265    18,705

Minority interest - OP             (205)         (15)           -       (142)     (362)
Minority interest                    (7)           -         (424)         -      (431)
                               --------------------------------------------------------

NET INCOME                     $  3,592       $  753     $  6,443     $7,123  $ 17,911
                               ========================================================



                                                        Prior Year Quarter

                                                             3 months
                                                          ended June 30,
                                                               2007
                              -----------------------------------------------------------------------
                                           Core                   Opportunity
                                          Retail                     Funds      Residential
                                Core   Discontinued  Opportunity  Discontinued Discontinued
                               Retail   Operations      Funds      Operations   Operations    Total
                              -----------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                 $ 12,463       $1,077     $  2,695        $  518       $1,813 $ 18,566
Percentage rents                   113           37            3             -            -      153
Expense reimbursements - CAM       887          184           75            51            -    1,197
Expense reimbursements - Taxes   1,739          168           80            48            -    2,035
Other property income               56            7           11            19          145      238
                              -----------------------------------------------------------------------
                                15,258        1,473        2,864           636        1,958   22,189
                              -----------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM         1,564          260          162           132            -    2,118
Other property operating           163           97          114             8        1,053    1,435
Real estate taxes                2,065          202          119            78           95    2,559
                              -----------------------------------------------------------------------
                                 3,792          559          395           218        1,148    6,112
                              -----------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES                     11,466          914        2,469           418          810   16,077


OTHER INCOME (EXPENSE)
General and administrative      (6,036)           -          (57)            -            -   (6,093)
Equity in earnings of Fund I
 unconsolidated properties           -            -         (154)            -            -     (154)
Equity in earnings from RCP
 investments                         -            -          928             -            -      928
Interest income                  2,103            5          126             -            5    2,239
Fee income                       3,294            -            -             -            -    3,294
Promote income - Fund capital
 transactions                        -            -            -             -            -        -
Promote income - RCP                 -            -            -             -            -        -
Priority distributions               -            -            -             -            -        -
Promote expense                      -            -            -             -            -        -
Property management expense        (32)           -           27           (29)         (41)     (75)
Straight-line rent income          334            3          251            17            -      605
Straight-line rents written
 off                               (61)           -            -             -            -      (61)
FAS 141 Rent                      (202)           -          (19)            -            -     (221)
Abandoned project costs              -            -           (2)            -                    (2)
Provision for income taxes        (383)           -            -             -            -     (383)
Leae termination income              -            -            -             -            -        -
                              -----------------------------------------------------------------------

EBIDTA                          10,483          922        3,569           406          774   16,154

Depreciation and amortization   (3,756)        (444)      (1,712)          (88)        (369)  (6,369)
FAS 141 Amortization              (316)                      (16)            -            -     (332)
Interest expense                (5,217)          (7)        (524)         (226)        (297)  (6,271)
Loan defeasance                      -                         -             -            -        -
FAS 141 Interest                     7                         -            15            -       22
Gain (loss) on sale of
 properties                          -            -            -             -            -        -
                              -----------------------------------------------------------------------

Income before minority
 interest                        1,201          471        1,317           107          108    3,204

Minority interest - OP             (46)          (9)         (22)           (3)          (2)     (82)
Minority interest                    1            -          (89)            -            -      (88)
                              -----------------------------------------------------------------------

NET INCOME                    $  1,156       $  462     $  1,206        $  104       $  106 $  3,034
                              =======================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.

     In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

      Reporting Supplement
          June 30, 2008

Income Statements - Current v. Prior Year (1)
---------------------------------------------
          (in thousands)

                                                   Current Year-to-Date

                                                          Period
                                                      ended June 30,
                                                           2008
                                ----------------------------------------------------------
                                              Core
                                             Retail                 Residential
                                   Core   Discontinued  Opportunity Discontinued
                                  Retail   Operations      Funds     Operations   Total
                                ----------------------------------------------------------
PROPERTY REVENUES
Minimum rents                   $  25,937       $2,344     $  4,688     $1,203  $  34,172
Percentage rents                      211           56            -          -        267
Expense reimbursements - CAM        3,431          510          127          -      4,068
Expense reimbursements -
 Taxes                              4,037          310           75          -      4,422
Other property income                 145           35          117        109        406
                                ----------------------------------------------------------
                                   33,761        3,255        5,008      1,312     43,336
                                ----------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM            4,029          646          327          -      5,002
Other property operating            1,160          426          656        631      2,873
Real estate taxes                   4,781          372          357         65      5,575
                                ----------------------------------------------------------
                                    9,970        1,444        1,339        696     13,449
                                ----------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES                        23,791        1,811        3,669        616     29,887


OTHER INCOME (EXPENSE)
General and administrative        (13,180)           -         (174)         -    (13,354)
Equity in earnings of Fund I
 unconsolidated properties             21            -        1,450          -      1,471
Equity in earnings from RCP
 investments                            -            -        2,733          -      2,733
Interest income                     4,125            -          174         11      4,310
Fee income                         11,694            -            -          -     11,694
Promote income - Fund capital
 transactions                       1,044            -          117          -      1,161
Promote income - RCP                    -            -        1,287          -      1,287
Priority distributions                253            -            -          -        253
Promote expense                         -            -            -          -          -
Property management expense           (64)           -           (3)       (23)       (90)
Straight-line rent income             548            5          335          -        888
Straight-line rents written
 off                                  (61)           -            -          -        (61)
FAS 141 Rent                         (170)           -          (32)         -       (202)
Abandoned project costs                 -            -            -          -          -
Provision for income taxes         (2,192)           -           (8)         -     (2,200)
Leae termination income                 -            -        4,900          -      4,900
                                ----------------------------------------------------------

EBIDTA                             25,809        1,816       14,448        604     42,677

Depreciation and amortization      (8,448)        (192)      (2,360)         -    (11,000)
FAS 141 Amortization                 (494)           -          (34)         -       (528)
Interest expense                  (10,400)           -       (1,102)         -    (11,502)
Loan defeasance                         -            -            -          -          -
FAS 141 Interest                       40            -            -          -         40
Gain (loss) on sale of
 properties                           763            -            -      7,182      7,945
                                ----------------------------------------------------------

Income before minority
 interest                           7,270        1,624       10,952      7,786     27,632

Minority interest - OP               (359)         (32)           -       (152)      (543)
Minority interest                      85            -         (520)         -       (435)
                                ----------------------------------------------------------

NET INCOME                      $   6,996       $1,592     $ 10,432     $7,634  $  26,654
                                ==========================================================



                                                       Prior Year-to-Date

                                                             Period
                                                         ended June 30,
                                                               2007
                             -----------------------------------------------------------------------
                                           Core                   Opportunity
                                          Retail                     Funds    Residential
                                Core   Discontinued  Opportunity Discontinued Discontinued
                               Retail   Operations      Funds     Operations   Operations   Total
                             -----------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                $  24,339       $2,153     $  5,430       $1,026     $3,601  $  36,549
Percentage rents                   241           79            3            -          -        323
Expense reimbursements - CAM     2,404          457          136          110          -      3,107
Expense reimbursements -
 Taxes                           3,638          228            1          108          -      3,975
Other property income              134           12           16           19        280        461
                             -----------------------------------------------------------------------
                                30,756        2,929        5,586        1,263      3,881     44,415
                             -----------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM         3,917          616          330          170          -      5,033
Other property operating           785          109          235           12      1,934      3,075
Real estate taxes                4,082          270          113          143        177      4,785
                             -----------------------------------------------------------------------
                                 8,784          995          678          325      2,111     12,893
                             -----------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES                     21,972        1,934        4,908          938      1,770     31,522


OTHER INCOME (EXPENSE)
General and administrative     (11,472)           -         (141)           -          -    (11,613)
Equity in earnings of Fund I
 unconsolidated properties           -            -         (165)           -          -       (165)
Equity in earnings from RCP
 investments                         -                     5,666            -          -      5,666
Interest income                  4,924            5          220            -         10      5,159
Fee income                       6,329            -            -            -          -      6,329
Promote income - Fund capital
 transactions                        -                         -            -          -          -
Promote income - RCP                 -                         -            -          -          -
Priority distributions               -                         -            -          -          -
Promote expense                      -            -            -            -          -          -
Property management expense        (63)           -           51          (55)       (84)      (151)
Straight-line rent income          734           27          504           43          -      1,308
Straight-line rents written
 off                              (146)           -            -            -          -       (146)
FAS 141 Rent                      (189)           -          (50)           -          -       (239)
Abandoned project costs                           -          (15)           -                   (15)
Provision for income taxes      (2,261)           -            -            -          -     (2,261)
Leae termination income            165            -            -            -          -        165
                             -----------------------------------------------------------------------

EBIDTA                          19,993        1,966       10,978          926      1,696     35,559

Depreciation and amortization   (7,413)        (880)      (3,388)        (176)      (749)   (12,606)
FAS 141 Amortization              (240)                      (36)           -          -       (276)
Interest expense               (10,246)         (38)      (1,039)        (453)      (592)   (12,368)
Loan defeasance                   (426)           -            -            -          -       (426)
FAS 141 Interest                    27            -            -           30          -         57
Gain (loss) on sale of
 properties                          -            -            -            -          -          -
                             -----------------------------------------------------------------------

Income before minority
 interest                        1,695        1,048        6,515          327        355      9,940

Minority interest - OP             (69)         (21)        (130)          (6)        (7)      (233)
Minority interest                  233            -         (187)           -          -         46
                             -----------------------------------------------------------------------

NET INCOME                   $   1,859       $1,027     $  6,198       $  321     $  348  $   9,753
                             =======================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

     The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.

     In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

                Reporting Supplement
                   June 30, 2008

Net Operating Income (NOI) - Same Property Performance (1)
----------------------------------------------------------
                   (in thousands)

                             Reporting Supplement
                                 June 30, 2008

Net Operating Income (NOI) - Same Property Performance (1)
------------------------------------------------------------------------------------------------------------------------
                                (in thousands)                                                           Growth in Same
                                                                                                         Property NOI -
                                                                                                          Continuing
                                                                                                           Operations
                                                                                Notes: Current Historical  Favorable
                                                                                        Quarter  Quarter  (unfavorable)
                                                                               -----------------------------------------

                                                                                        Three    Three
                                                                                       months   months
                                                                                         ended    ended
                              Reconciliation of total NOI to same property NOI:        June 30, June 30,
                                                                                           2008      2007
                                                                                       ------------------

NOI - Core Retail properties                                                            $11,644   $11,466
NOI - Opportunity Fund properties                                                         1,393     2,469
NOI - Residential properties                                                                  -         -
NOI - Discontinued Operations                                                               937     2,142
Adjustment to reflect 2006 increase in Fund I ownership percentage                  (2)   (204)   (1,375)
                                                                                       ------------------

                                   Total NOI                                             13,770    14,702

NOI - Properties Acquired                                                                 (147)       (2)
NOI - Discontinued Operations                                                             (937)   (2,142)
                                                                                       ------------------

                                                                                        $12,686   $12,558          1.0%
                                                                                       ================================

                Same property NOI by portfolio component and revenues/expenses:

                                                                                            Core Retail Properties

                                                                               Revenues $16,163   $15,255          6.0%
                                                                               Expenses   4,523     3,727        -21.4%
                                                                                       --------------------------------
                                                                                         11,640    11,528          1.0%
                                                                                       --------------------------------

                                                                                         Opportunity Fund Properties

                                                                               Revenues   1,348     1,275          5.7%
                                                                               Expenses     302       245        -23.3%
                                                                                       --------------------------------
                                                                                          1,046     1,030          1.5%
                                                                                       --------------------------------

Total Core Retail and Opportunity Funds NOI                                             $12,686   $12,558          1.0%
                                                                                       ================================

                              Reporting Supplement
                                  June 30, 2008

Net Operating Income (NOI) - Same Property Performance (1)
------------------------------------------------------------------------------------------------------------------------
                                 (in thousands)                                                           Growth in Same
                                                                                                          Property NOI -
                                                                                         CurrentHistorical Continuing
                                                                                                            Operations
                                                                                  Notes:  Year-  Year-to-   Favorable
                                                                                           to-     Date    (unfavorable)
                                                                                           Date
                                                                                 ---------------------------------------

                                                                                           Six     Six
                                                                                         months  months
                                                                                          ended    ended
                                Reconciliation of total NOI to same property NOI:         June   June 30,
                                                                                           30,
                                                                                            2008      2007
                                                                                         -----------------

NOI - Core Retail properties                                                             $23,791   $21,972
NOI - Opportunity Fund properties                                                          3,669     4,908
NOI - Residential properties                                                                   -         -
NOI - Discontinued Operations                                                              2,427     4,642
Adjustment to reflect 2006 increase in Fund I ownership percentage                    (2)(1,092)   (2,736)
                                                                                         -----------------

                                    Total NOI                                             28,795    28,786

NOI - Properties Acquired                                                                (1,216)        24
NOI - Discontinued Operations                                                            (2,427)   (4,642)
                                                                                         -----------------

                                                                                         $25,152   $24,168          4.1%
                                                                                         ===============================

                  Same property NOI by portfolio component and revenues/expenses:

                                                                                             Core Retail Properties

                                                                                 Revenues$32,557   $30,631          6.3%
                                                                                 Expenses  9,574     8,518        -12.4%
                                                                                         -------------------------------
                                                                                          22,983    22,113          3.9%
                                                                                         -------------------------------

                                                                                           Opportunity Fund Properties

                                                                                 Revenues  2,690     2,444         10.1%
                                                                                 Expenses    521       388        -34.3%
                                                                                         -------------------------------
                                                                                           2,169     2,056          5.5%
                                                                                         -------------------------------

Total Core Retail and Opportunity Funds NOI                                               25,152    24,169          4.1%
                                                                                         -----------------

(1) The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.

(2) As a result of the recapitalization of the Brandywine Portfolio which enabled the Fund I investors to receive all of their invested capital and preferred return, the Company is entitled to receive a 20% promote interest. Accordingly, Acadia's effective ownership interest is now 38% [20% + (80% x 22%)].

     The Company is entitled to $7.2 million Promote on future Fund I earnings and currently receives 100% of Fund I income until it has been repaid. The balance was repaid in the second quarter of 2008 and the Company's share returns to 38%. 2008 and 2007 NOI from Fund I has been adjusted from 100% down to 38% for comparability.

           Reporting Supplement
              June 30, 2008

    Funds from Operations ("FFO") (1)
    ---------------------------------


                                                                                         2008                       2007
                                                                             ---------------------------- ------------------------
                                                                              Current   Current   Prior    Historic      Historic
                                                                             Year-to-                      Year-to-
                                                                                Date    Quarter  Quarter     Date        Quarter
                                                                              Period   3 months  3 months  Period       3 months
                                                                               ended     ended     ended     ended         ended
                    Funds from operations ("FFO"):                     Notes                      March
                                                                             June 30,  June 30,    31,    June 30,      June 30,
                                                                                2008      2008     2008      2007          2007
----------------------------------------------------------------------       --------- --------- -------- ----------    ----------

Net Income                                                                   $ 26,654  $ 17,911  $ 8,743   $  9,753       $ 3,034
Add back:
Depreciation of real estate and amortization of leasing costs:
  (net of minority interest share)
     Consolidated subsidiaries                                                  6,536     2,970    3,566      9,955         5,158
     Unconsolidated subsidiaries                                                  884       384      500        988           513
(Gain) loss on sale of properties (net of minority interest share)
     Consolidated subsidiaries                                                 (7,182)   (7,182)       -
     Unconsolidated subsidiaries                                                 (588)     (588)       -
Income attributable to OP units                                           (2)     441       362       79        228            84
Extraordinary item (net of minority interests' share and income taxes)              -         -        -     (2,883)            -
Distributions on Preferred OP Units                                                10         5        5         13             5
                                                                             --------- --------- -------- ----------    ----------
                                                                   FFO         26,755    13,862   12,893     18,054         8,794
 Extraordinary item (net of minority interests' share and income taxes)   (4)       -         -        -      2,883             -
                                                                             --------- --------- -------- ----------    ----------
                                  FFO - adjusted for extraordinary item   (4)$ 26,755  $ 13,862  $12,893   $ 20,937       $ 8,794
                                                                             ========= ========= ======== ==========    ==========

               Adjusted Funds from operations ("AFFO"):
----------------------------------------------------------------------
Diluted FFO                                                                  $ 26,755  $ 13,862  $12,893   $ 20,937       $ 8,794
Straight line rent, net                                                           888       644      244     (1,308)         (605)
Non real estate depreciation                                                      456       229      227        337           173
Amortization of finance costs                                                     564       262      302        822           358
Amortization of cost of management contracts                                      478       278      200        379           206
Tenant improvements                                                              (546)     (308)    (238)    (1,556)         (947)
Leasing commissions                                                              (266)     (140)    (126)      (290)         (211)
Capital expenditures                                                             (122)      (78)     (44)      (406)         (219)
                                                                             --------- --------- -------- ----------    ----------

                                                                  AFFO       $ 28,207  $ 14,749  $13,458   $ 18,915       $ 7,549
                                                                             ========= ========= ======== ==========    ==========

               Funds Available for Distribution ("FAD")
----------------------------------------------------------------------
AFFO                                                                         $ 28,207  $ 14,749  $13,458   $ 18,915       $ 7,549
Scheduled prinicpal repayments                                                 (1,390)     (679)    (711)    (1,543)         (711)
                                                                             --------- --------- -------- ----------    ----------

                                                                   FAD       $ 26,817  $ 14,070  $12,747   $ 17,372       $ 6,838
                                                                             ========= ========= ======== ==========    ==========

              Total weighted average shares and OP Units:
Basic                                                                          33,137    33,167   33,106     32,890        32,982
                                                                             ========= ========= ======== ==========    ==========
Diluted                                                                        33,670    33,737   33,603     33,643        33,601
                                                                             ========= ========= ======== ==========    ==========

                            FFO per share:
FFO per share - Basic                                                     (3)$   0.81  $   0.42  $  0.39   $   0.64       $  0.27
                                                                             ========= ========= ======== ==========    ==========
FFO per share - Diluted                                                   (3)$   0.79  $   0.41  $  0.38   $   0.62       $  0.26
                                                                             ========= ========= ======== ==========    ==========

 AFFO per share - Basic                                                   (3)$   0.85  $   0.44  $  0.41   $   0.57       $  0.23
                                                                             ========= ========= ======== ==========    ==========
 AFFO per share - Diluted                                                 (3)$   0.84  $   0.44  $  0.40   $   0.56       $  0.22
                                                                             ========= ========= ======== ==========    ==========

 FAD per share - Basic                                                    (3)$   0.81  $   0.42  $  0.38   $   0.53       $  0.21
                                                                             ========= ========= ======== ==========    ==========
 FAD per share - Diluted                                                  (3)$   0.80  $   0.42  $  0.38   $   0.52       $  0.20
                                                                             ========= ========= ======== ==========    ==========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

(2)  Reflects OP Unitholders interest in OP net income.

(3) Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options.

     Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

(4) The extraordinary item represents the Company's share of estimated extraordinary gain related to its investment in Albertson's. The Albertson's entity has recorded an extraordinary gain in connection with the allocation of purchase price to assets acquired. The Company considers this as an investment in an operating business as opposed to real estate.

     Accordingly, all gains and losses from this investment are included in FFO.

Reporting Supplement
   June 30, 2008

        2008 Guidance - Highlights
        --------------------------
(in millions except per share amounts,all per share amounts are fully diluted)

                                                                     2008 Guidance
                                                                                                            2007
 Overall:                                                    Original             Updated                  Actual
----------------------------------                     ----------------------------------------     --------------------

 Full year Funds from Operatons ("FFO") per               $1.25 to $1.35      $1.30 to $1.35
  share                                                                                                            $1.30
                                                       ========================================     ====================

 Earnings per Share ("EPS")                               $0.66 to $0.76      $0.90 to $1.00                       $0.82
                                                       ========================================     ====================

 FFO Components:
----------------------------------


 Core and pro-rata share of opportunity Fund ("Fund")     $41.8 to $42.6      $42.0 to $43.0
  portfolio income                                                                                                 $41.8
                                                       ========================================     ====================

 Asset and property management fee income (net of
  taxes)                                                      $10.1               $10.0                             $9.2
                                                       ========================================     ====================

 Transactional fee/Promote/RCP income (net of taxes):

   -- Transactional fees                                  $14.5 to $15.5      $10.5 to $11.5                        $8.1

   -- Promote/RCP income                                   $3.0 to $4.0        $3.0 to $4.0                         $9.8
                                                       ----------------------------------------     --------------------

 Total transactional fee and promote/RCP income (net)     $17.5 to $19.5      $13.5 to $15.5                       $17.9
                                                       ========================================     ====================

 Lease termination income (net of minority interests)           -                  $4.5
                                                       ========================================

 General and administrative                               $26.0 to $27.0      $26.0 to $27.0
  expense                                                                                                          $24.9
                                                       ========================================     ====================

------------------------------------------------------------------------------------------------------------------------

 Quarterly Highlights

 Quarter ended March 31, 2008:

 Promote/RCP income                                                    $2.3 $2.2 is from Mervyns investment
                                                       ====================
 Quarter ended June 30, 2008:

 Promote/RCP income                                                    $1.2 Fund I promte income
                                                       ====================

 Lease termination income
                                                                       $4.5 Lease termination income from Home Depot at  Canarsie
                                                       ====================

                 Reporting Supplement
                     June 30, 2008

             Consolidated Balance Sheets
             ---------------------------
                    (in thousands)

                                                           June 30,           December 31,
                                                             2008                2007
                                                           --------           ------------
ASSETS

Real estate
  Land                                                       $ 282,674         $ 231,502
  Buildings and improvements                                   639,700           485,177
  Construction in progress                                      99,483            77,608
                                                           -----------        ------------
                                                             1,021,857           794,287
Less: accumulated depreciation                                (131,325)         (122,044)
                                                           -----------        ------------
  Net real estate                                              890,532           672,243

Cash and cash equivalents                                       30,278           123,343
Cash in escrow                                                  31,718             6,637
Investments in and advances to unconsolidated affiliates        60,809            44,654
Rents receivable, net of $1,241 and $1,304 allowance,
 respectively                                                    3,512             4,629
Straight-line rents receivable, net of $910 allowance            8,002             7,306
Lease Termination Receivable                                    24,500                 -
Notes Receivable                                               100,541            57,662
Deferred charges, net                                           22,492            18,879
Prepaid expenses and other assets, net                          32,429            16,510
Acquired lease intangibles, net                                 14,622            16,103
Net assets of discontinued operations                           14,669            31,046
                                                           -----------        ------------

                                                           $ 1,234,104         $ 999,012
                                                           ===========        ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                       $ 678,836         $ 517,903
Acquired lease intangibles, net                                  5,166             5,651
Accounts payable and accrued expenses                           15,979            14,833
Dividends and distributions payable                              7,049            14,420
Share of losses in excess of investment in
 unconsolidated affiliates                                      20,145            20,007
Other liabilities                                               15,383            13,564
Net liabilities of discontinued operations                       1,726               787
                                                           -----------        ------------
  Total liabilities                                            744,284           587,165
                                                           -----------        ------------

Minority interest in Operating Partnership                       6,195             4,595
Minority interests in partially owned affiliates               229,383           166,516
                                                           -----------        ------------
  Total minority interests                                     235,578           171,111
                                                           -----------        ------------
                                                               235,578
Shareholders' equity:
Common shares                                                       32                32
Additional paid-in capital                                     228,434           227,890
Accumulated other comprehensive loss                              (925)             (953)
Retained earnings                                               26,701            13,767
                                                           -----------        ------------
  Total shareholders' equity                                   254,242           240,736
                                                           -----------        ------------

                                                           $ 1,234,104         $ 999,012
                                                           ===========        ============

         QUARTERLY SUPPLEMENTAL DISCLOSURE
            June 30, 2008
        Pro-rata Consolidated Balance Sheet
        -----------------------------------
                   (in thousands)

                                       Consolidated    Minority      Company's      Pro-Rata
                                         Balance        Interest in  Interest in   Consolidated
                                          Sheet        Consolidated  Unconsolidated Balance
                                       As Reported (1) Subsidiaries  Subsidiaries  Sheet (2)
                                       -------------------------------------------------------
ASSETS

Real estate
  Land                                    $ 282,674    $(151,383)      $  6,830     $ 138,121
  Buildings and improvements                639,700     (232,912)        49,604       456,392
  Construction in progress                   99,483      (83,883)           822        16,422
                                       -------------   ----------    -----------   -----------
                                          1,021,857     (468,178)        57,256       610,935
Less: accumulated depreciation             (131,325)      26,463         (7,373)     (112,235)
                                       -------------   ----------    -----------   -----------
  Net real estate                           890,532     (441,715)        49,883       498,700

Cash and cash equivalents                    30,278       (7,462)         1,201        24,017
Cash in escrow                               31,718       (2,648)           641        29,711
Investments in and advances to
 unconsolidated affiliates                   60,809      (43,205)        (8,315)        9,289
Rents receivable, net                         3,512         (641)           103         2,974
Straight-line rents receivable, net           8,002         (275)         1,360         9,087
Lease Termination Receivable                  24500      (19,600)             -         4,900
Intercompany                                      -            -              -             -
Notes Receivable                            100,541       (2,949)             -        97,592
Deferred charges, net                        22,492       (9,209)         7,809        21,092
Prepaid expenses and other assets            32,429       16,142            418        48,989
Acquired lease intangibles                   14,622       (3,374)             5        11,253
Assets of discontinued operations            14,669            -              -        14,669
                                       -------------   ----------    -----------   -----------

Total Assets                            $ 1,234,104    $(514,936)     $  53,105     $ 772,273
                                       =============   ==========    ===========   ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                    $ 677,955    $(280,748)     $  70,734     $ 467,941
Valuation of debt at acquisition, net of
 amortization                                   881          (62)         1,344         2,163
Acquired lease intangibles                    5,166            -              -         5,166
Accounts payable and accrued expenses        15,979         (688)           506        15,797
Dividends and distributions payable           7,049            -              -         7,049
Due to related parties                            -            -              -             -
Share of losses in excess of inv. in
 unconsolidated affiliates                  l20,145            -        (20,145)            -
Interest rate swap payable                        -            -              -             -
Other liabilities                            15,383       (5,712)           666        10,337
Liabilities of discontinued operations        1,726            -              -         1,726
                                       -------------   ----------    -----------   -----------
  Total liabilities                         744,284     (287,210)        53,105       510,179
                                       -------------   ----------    -----------   -----------

Minority interest in Operating Partnership    6,195            -              -         6,195
Minority interests in partially owned
 affiliates                                 229,383     (227,726)             -         1,657
                                       -------------   ----------    -----------   -----------
  Total minority interests                  235,578     (227,726)             -         7,852
                                       -------------   ----------    -----------   -----------

Shareholders' equity:
Common shares                                    32            -              -            32
Additional paid-in capital                  228,434            -              -       228,434
Accumulated other comprehensive income         (925)           -              -          (925)
Deficit                                      26,701            -              -        26,701
                                       -------------   ----------    -----------   -----------
   Total shareholders' equity               254,242            -              -       254,242
                                       -------------   ----------    -----------   -----------

Total Liabilities and Shareholders'
 Equity                                 $ 1,234,104    $(514,936)     $  53,105     $ 772,273
                                       =============   ==========    ===========   ===========

Notes

1 The interim consolidated balance sheet is unaudited, although it reflect all adjustments, which in the opinion of management, are necessary for the fair presentation of the consolidated balance sheet for the interim period.

2 The Company currently invests in Funds I, II & III and Mervyns I & II which are consolidated with the Company's financial statements. To provide investors with supplemental information, the Company's investments in these joint ventures are reflected above on a pro-rata basis by calculating it's ownership percentage for each of the above asset and liability line items. Similiarly, the above presentation also includes the Company's share of assets and liaiblities for unconsolidated investments which are accounted for under the equity method of accounting pursuant to GAAP.

       Reporting Supplement
           June 30, 2008

        Portfolio Debt - Consolidated Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt
             (amounts in thousands)

                               Acadia Pro-Rata Share of Debt                    Reconcoliation to Consolidated Debt as Reported
            -------------------------------------------------------------------- --------------------------------------------
              Core Portfolio     Opportunity Funds    Total
            ------------------- ------------------- ----------                   Add: Minority
                                                                                   Interest    Less: Pro-rata     Acadia
Mortgage                                                                           Share of       Share of      Consolidated
 Notes       Principal Interest  Principal Interest  Principal InterestFixed vs   Consolidated  Unconsolidated    Debt As
 Payable      Balance    Rate     Balance    Rate     Balance    Rate   Variable    Debt (3)       Debt (4)       Reported
------------------------------- ------------------- ------------------------------------------ --------------- --------------

Fixed-Rate
 Debt (1)     $395,164     5.1%    $32,711     5.9%   $427,875     5.2%      91%      $135,419       $(68,094)       $495,200
Variable-
 Rate Debt
 (1)               868     3.8%     39,197     3.9%     40,065     3.8%       9%       145,330         (2,640)        182,755
            ------------------- ------------------- ---------------------------- ------------- --------------- --------------

Total         $396,032     5.1%    $71,909     4.7%   $467,941     5.1%     100%      $280,749       $(70,734)        677,955
            =================== =================== ============================ ============= ===============

FAS 141
 purchase
 price debt
 allocation                                                                                                               881
                                                                                                               --------------
Total debt
 as reported                                                                                                         $678,836
                                                                                                               ==============

Notes

(1) Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.
(2)  Represents the Company's economic pro-rata share of debt.
(3) Represents the Minority Interest pro-rata share of consolidated partnership debt based on its percent ownership.
(4) Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.

                                         Debt Analysis - Consolidated Debt
                                                  (amounts in thousands)

                                                                    Principal     Acadia's Pro-rata
                                                                    Balance at          share             Interest  Maturity
                                                                                 -------------------
Property                Notes  Entity    Lender                   June 30, 2008   Percent   Amount           Rate      Date
---------------------------------------  --------------------------------------------------------------------------------------
CORE PORTFOLIO
------------------------
Fixed-Rate Debt
------------------------
Acadia Realty Trust            Acadia    3.75% Convertible Notes        $115,000  100.0%    $115,000        3.75%    12/20/2011
Chestnut Hill                  Acadia    Column Financial, Inc.            9,750  100.0%       9,750        5.45%     6/11/2013
New Loudon Center              Acadia    RBS Greenwich Capital            14,654  100.0%      14,654        5.64%      9/6/2014
Crossroads Shopping          Crossroads
 Center                          JV      JPMorgan Chase Bank              63,594   49.0%      31,161        5.37%     12/1/2014
Crescent Plaza                 Acadia    RBS Greenwich Capital            17,600  100.0%      17,600        4.98%      9/6/2015
Pacesetter Park Shopping
 Center                        Acadia    RBS Greenwich Capital            12,500  100.0%      12,500        5.12%     11/6/2015
Elmwood Park Shopping                    Bear Stearns Commercial
 Center                        Acadia     Mortgage, Inc.                  34,600  100.0%      34,600        5.53%      1/1/2016
Gateway Shopping Center                  Bear Stearns Commercial
                               Acadia     Mortgage, Inc.                  20,500  100.0%      20,500        5.44%      3/1/2016
Acadia Brandywine            Brandywine  Bear Stearns Commercial
 Subsidiary                      JV       Mortgage, Inc.                  61,375   22.2%      13,639        5.99%      7/1/2016
Acadia Brandywine Town       Brandywine  Bear Stearns Commercial
 Center                          JV       Mortgage, Inc.                  31,550   22.2%       7,011        5.99%      7/1/2016
Acadia Market Square         Brandywine  Bear Stearns Commercial
 Shopping Center                 JV       Mortgage, Inc.                  24,375   22.2%       5,417        5.99%      7/1/2016
Acadia Brandywine            Brandywine  Bear Stearns Commercial
 Condominium                     JV       Mortgage, Inc.                  22,650   22.2%       5,033        5.99%      7/1/2016
Acadia Brandywine            Brandywine  Bear Stearns Commercial
 Holdings                        JV       Mortgage, Inc.                  26,250   22.2%       5,833        5.99%      7/1/2016
Walnut Hill Plaza                        Merrill Lynch Mortgage
                               Acadia     Lending, Inc.                   23,500  100.0%      23,500        6.06%     8/29/2016
239 Greenwich Avenue           Acadia    Wachovia                         26,000   75.0%      19,500        5.42%     2/11/2017
Merrillville Plaza                       Bear Stearns Commercial
                               Acadia     Mortgage, Inc.                  26,250  100.0%      26,250        5.88%      8/1/2017
Clark-Diversey                           Lasalle Bank National
                         13    Acadia     Association                      3,699  100.0%       3,699        8.50%     4/11/2028
Boonton                                  GMAC Commercial Mortgage
                               Acadia     Corporation                      8,388   60.0%       5,033        6.40%     11/1/2032
Interest rate swaps       1    Acadia    Bank of America, N.A.            24,484  100.0%      24,484        6.35%     Various
                                                                  --------------          ----------      ----------
Sub-Total Fixed-Rate
 Debt                                                                    566,719             395,164        5.14%
                                                                  --------------          ----------      ----------

Variable-Rate Debt
------------------------

Various                   2    Acadia    Bank of America, N.A.                 -  100.0%           - Libor + 125      12/1/2010
Branch Plaza                   Acadia    Bank of America, N.A.            15,650  100.0%      15,650 Libor+  130      12/1/2011
Village Commons Shopping
 Center                   3    Acadia    Bank of America, N.A.             9,702  100.0%       9,702 Libor+  140      6/29/2012
Interest rate swaps       1    Acadia    Bank of America, N.A.          (24,484)  100.0%    (24,484)
                                                                  --------------          ----------

Sub-Total Variable-Rate
 Debt                                                                        868                 868 Libor+  134
                                                                  --------------          --------------------------
Total Core Portfolio
 Debt                                                                   $567,587            $396,032        5.14%
                                                                  ==============          ==========      ==========

                                           Reporting Supplement
                                               June 30, 2008

                                         Debt Analysis - Consolidated Debt
                                                  (amounts in thousands)
                                                                    Principal     Acadia's Pro-rata
                                                                    Balance at          share             Interest  Maturity
                                                                                 -------------------
Property                Notes  Entity    Lender                   June 30, 2008   Percent   Amount           Rate      Date
---------------------------------------  --------------------------------------------------------------------------------------
OPPORTUNITY FUNDS
------------------------
Fixed-Rate Debt
------------------------
Sherman Plaza             4   Fund II    Bank of China                   $19,000   19.7%      $3,751        5.83%      9/1/2008
Safeway Portfolio                        Cortlandt Deposit
                          5    Fund I     Corporation                      2,318   28.3%         657        6.51%     1/15/2009
Kroger Portfolio                         Cortlandt Deposit
                          5    Fund I     Corporation                      2,475   28.3%         701        6.62%      2/1/2009
Storage Post - Suffern        Fund III   GEMSA Loan Services, LP           5,004   18.9%         946        5.37%     12/1/2009
Storage Post - Various    6   Fund III   Wachovia                         34,717   18.9%       6,563        5.86%     6/11/2009
Storage Post - Various    7   Fund III   GEMSA Loan Services, LP          41,500   18.9%       7,846        5.30%     3/16/2011
216th Street              4   Fund II    Bank of America, N.A.            25,500   19.7%       5,034        5.80%     10/1/2017
Pelham Manor              4   Fund II    Bear Sterns Commercial           17,409   19.7%       3,437        7.18%      1/1/2020
Atlantic Avenue               Fund II    Bear Sterns Commercial              552   13.3%          74        7.14%      1/1/2020
Interest rate swap        1    Fund I    Bank of America, N.A.             9,800   37.8%       3,702        5.88%    10/29/2010
                                                                  --------------          ----------      ----------

Sub-Total Fixed-Rate
 Debt                                                                    158,275              32,711        5.87%
                                                                  --------------          ----------      ----------

Variable-Rate Debt
------------------------
CityPoint                 8   Fund II    Bank of America, N.A.            34,000   4.9%        1,652 Libor+  225      8/13/2008
Granville Center               Fund I    Bank One, N.A.                    2,752   37.8%       1,040 Libor+  200      10/5/2008
Acadia Strategic
 Opportunity Fund II,                    Bank of America, N.A. /
 LLC                      9   Fund II     Bank of New York                34,500   20.0%       6,900 Libor+   75       3/1/2009
161st Street                                                                                        Libor
                          4   Fund II    RBS Greenwich Capital            30,000   19.7%       5,922 Libor+  140       4/1/2009
Liberty Avenue                           PNC Bank, National
                          4   Fund II     Association                     11,156   19.7%       2,202 Libor+  165      5/18/2009
Fordham Plaza             4   Fund II    Eurohypo AG                      61,478   19.7%      12,136 +       175      10/4/2009
Sterling Heights                         JP Morgan Chase Bank,
 Shopping Center         10    Fund I     N.A.                             5,232   18.9%         988 Libor+  185      8/23/2010
Acadia Strategic                                                                                    Comm
 Opportunity Fund III,                                                                               Paper
 LLC                     11   Fund III   Bank of America, N.A.            42,000   19.9%       8,358 +50              10/9/2011
Tarrytown Shopping                       Anglo Irish Bank
 Center                        Fund I     Corporation                      9,800   37.8%       3,702 Libor+  165     10/30/2010
Interest rate swap        1    Fund I    Bank of America, N.A.           (9,800)   37.8%     (3,702)                 10/29/2010
                                                                  --------------          ----------

Sub-Total Variable-Rate
 Debt                                                                    221,118              39,197 Libor+  139
                                                                  --------------          ----------      ----------

Total Opportunity Funds
 Portfolio Debt                                                         $379,393             $71,909        4.67%
                                                                  ==============          ==========      ==========

                                                   Reporting Supplement
                                                      June 30, 2008
                                                  Debt Analysis - Notes


(1) The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:



                                                                     Average               Forward         Maturity
                             Notional                                             All-in
                              principal           Spread            Swap rate       Rate  Start Date         Date
                             --------------------------------------------------- -------------------      ----------
                                 $4,640            1.41%              4.71%        6.12%     n/a           1/1/2010
                                 11,410            1.41%              4.90%        6.30%     n/a          10/1/2011
                                  8,434            1.41%              5.14%        6.55%     n/a           3/1/2012
                             ----------  --------------------------------------- ---------
Core Portfolio                  $24,484            1.41%              4.94%        6.35%
                             ==========  ======================================= =========
Opportunity Funds                $9,800            1.41%              4.47%        5.88%     n/a          10/29/2010
                             ==========  ======================================= =========

(2) This is a revolving facility for up to $74,000 with an additional $13,000 available based on certain income hurdles and is collateralized by Bloomfield Town Square, Hobson West Plaza, Marketplace of Absecon, Abington Towne Center, Methuen Shopping Center and Town Line Plaza. Subsequent to June 30, 2008, $39.5 million was drawn on this facility.
(3) There is an additional $300 available under this facility through 12/08, with an additional $1,800 available thereafter based on certain income hurdles.
(4) Fund II is a 98.7% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 98.7% x 20%, or 19.7%.
(5) AmCap, Fund I's joint venture partner on this investment, is allocated 25% of the debt and equity. As such Acadia's pro-rata share of the above debt is 75% x 37.78%, or 28.3%.
(6) The loan is collateralized by Storage Post locations - Starr Avenue, New Rochele, Yonkers and Bruckner Blvd.
(7) The loan is collateralized by Storage Post locations - Linden, Webster Avenue, Jersey City, Fordham Road and Lawrence.
(8) Fund II is a 22.57% % joint venture partner in CityPoint. As such, Acadia's pro-rata share of the above debt is 4.86%.
(9) This is a revolving facility for up to $70,000. There are three one-year options associated with this revolving facility.
(10) Fund I is a 50% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 50% x 37.78%, or 18.9%.
(11) This is a line of credit with an initial amount of $75,000 with the option to increase to a maximum of $300,000.

(13) This loan was paid off on July 11, (2008.)

       Reporting Supplement
           June 30, 2008

      Future Debt Maturities
-----------------------------------
          (in thousands)

                                                                                                Weighted Average Interest Rate of
   Core Portfolio                                                 Acadia's Pro-rata Share                  Maturing Debt
                                                             ---------------------------------- ----------------------------------
                       Scheduled                               Scheduled
                                                                                                 Total    Fixed-Rate   Variable-
        Year         Amortization   Maturities      Total     Amortization Maturities  Total       Debt       Debt      Rate Debt
-----------------------------------------------   ---------- ---------------------------------- ----------------------------------

                2008           $873      $3,699  1    $4,572           $634    $3,699    $4,333     8.50%        8.50%         n/a
                2009          1,998           -        1,998          1,493         -     1,493       n/a          n/a         n/a
                2010          2,574           -        2,574          2,040         -     2,040       n/a          n/a         n/a
                2011          2,987     129,764      132,751          2,423   129,764   132,187     3.75%        3.75%       3.76%
                2012          3,134       9,048       12,182          2,543     9,048    11,591     3.86%          n/a       3.86%
     Thereafter              15,946     397,564      413,510         11,964   232,424   244,388     5.71%        5.71%         n/a
                    ---------------------------   ---------- ----------------------------------
                            $27,512    $540,075     $567,587        $21,097  $374,935  $396,032
                    ===========================   ========== ==================================


                                                                                               Weighted Average Interest Rate of
                                                                                                 Pro-rata Share of Maturing Debt
                                                                                               -----------------------------------
 Opportunity Funds
                                                                                                 Total    Fixed-Rate   Variable-
                                                                                                   Debt       Debt      Rate Debt
                                                                                                ----------------------------------

                2008           $581     $55,697      $56,278           $120    $6,422    $6,542     5.09%        5.83%       4.06%
                2009          5,340     175,782      181,122          1,461    34,467    35,928     4.28%        5.80%       3.87%
                2010              -      15,032       15,032              -     4,690     4,690     4.15%          n/a       4.15%
                2011              -      83,500       83,500              -    16,204    16,204     3.93%        5.30%       2.64%
                2012              -           -            -              -         -         -       n/a          n/a         n/a
     Thereafter                   -      43,461       43,461              -     8,545     8,545     6.37%        6.37%         n/a
                    ---------------------------   ---------- ----------------------------------
                             $5,921    $373,472     $379,393         $1,581   $70,328   $71,909
                    ===========================   ========== ==================================

                    (1) Paid in full subsequent to June 30, 2008.

          Reporting Supplement
              June 30, 2008

        Selected Operating Ratios
        -------------------------

                                    Three months ended June 30,   Six months ended June 30,
                                       2008          2007           2008             2007
                                    ----------    -----------   ------------     ------------
         Coverage Ratios         (1)
---------------------------------

     Interest Coverage Ratio
EBIDTA                                 $22,257        $16,154        $42,677          $35,559
Divided by Interest expense              5,776          6,271         11,502           12,368
                                    ----------    -----------   ------------     ------------
                                          3.85 x         2.58x          3.71 x           2.88x

   Fixed Charge Coverage Ratio
EBIDTA                                 $22,257        $16,154        $42,677          $35,559
Divided by ( Interest expense            5,776          6,271         11,502           12,368
                 + Preferred
                  Dividends)     (2)         5              5             10               13
                                    ----------    -----------   ------------     ------------
                                          3.85 x         2.57x          3.71 x           2.87x

   Debt Service Coverage Ratio
EBIDTA                                 $22,257        $16,154        $42,677          $35,559
Divided by ( Interest expense            5,776          6,271         11,502           12,368
                 + Principal
                  Amortization)            679            711          1,390            1,543
                                    ----------    -----------   ------------     ------------
                                          3.45 x         2.31x          3.31 x           2.56x

          Payout Ratios
---------------------------------

        FFO Payout Ratio

Dividends (Shares) & Distributions
 (O.P. Units) paid                      $7,049         $6,665        $14,080          $13,326
FFO                                     13,862          8,794         26,755           20,937
                                    ----------    -----------   ------------     ------------
                                           51%            76%            53%              64%

        AFFO Payout Ratio
Dividends (Shares) & Distributions
 (O.P. Units) paid                      $7,049         $6,665        $14,080          $13,326
AFFO                                    14,749          7,549         28,207           18,915
                                    ----------    -----------   ------------     ------------
                                           48%            88%            50%              70%
        FAD Payout Ratio
Dividends (Shares) & Distributions
 (O.P. Units) paid                      $7,049         $6,665        $14,080          $13,326
FAD                                     14,070          6,838         26,817           17,372
                                    ----------    -----------   ------------     ------------
                                           50%            97%            53%              77%
         Leverage Ratios
---------------------------------

Debt/Total Market Capitalization
Debt                             (3)  $467,941       $430,744
Total Market Capitalization          1,232,448      1,282,377
                                    ----------    -----------
                                           38%            34%


Debt + Preferred Equity (Preferred
 O.P. Units)                          $468,521       $430,932
Total Market Capitalization          1,232,448      1,282,377
                                    ----------    -----------
                                           38%            34%

Notes:

(1) Quarterly results for 2008 and 2007 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.
(2)  Represents preferred distributions on Preferred Operating partnership
     Units.
(3) Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt and principal amortization.

Acadia Strategic Opportunity Fund, LLC ("Fund I") - Overview

Item                                 Description

Date formed                          September 2001

Capital commitment                   $90 million

Funding All invested capital has been returned with the proceeds from the Brandywine recapitalization as discussed below. Acadia and its investors still own approximately
                                     1.5 million square feet of properties in Fund I.

Partnership structure

        Equity Contribution:         22.22% - Acadia

                                     77.78% - Four institutional investors

     Cash flow distribution:         22.22% - Acadia

                                     77.78% - Four institutional investors

                    Promote: 20% to Acadia once all partners (including Acadia) have received 9% preferred return and return of equity

                                     Remaining 80% is distributed to all the
                                     partners (including Acadia).

                                     In January 4, 2006, the Brandywine
                                     portfolio was recapitalized through the
                                     conversion of the 77.8% interest previously held by the institutional investors in Fund I to GDC Properties. Acadia has retained its existing 22.2% interest. Due to this transaction, Fund I investors received a return of all of their invested capital and preferred return, thus triggering Acadia's additional 20% interest (promote) in all future Fund I distributions.

Fees to Acadia                       Priority distribution fee equal to 1.5% of
                                     implied capital

                                     Priority distribution fee equal to 4% of gross property revenues

                                     Market rate leasing fees

                                     Market rate construction/project management fees

    Reporting Supplement
        June 30, 2008

           Fund I
      Portfolio Detail
      ----------------

                                                                                                             Annualized Base Rent
                   Ownership    Gross Leasable Area       Occupancy               Annualized Base Rent         per Square Foot
                            ------------------------------------------------------------------------------------------------------
                       %     Anchors  Shops    Total    Anchors Shops  Total   Anchors    Shops     Total   Anchors Shops  Total
                   ---------------------------------------------------------------------------------------------------------------
      Midwest
-------------------
Michigan
-------------------
Sterling Heights
 Shopping Center
 (Michigan)           50%      90,400  64,435   154,835 100.00% 25.18% 68.86%    $526,600$117,919   $644,519  $5.83  $7.27   $6.04

Ohio
-------------------
Granville Centre     100%      90,047  44,950   134,997 38.81%  36.06% 37.89%     450,336 163,747    614,083  12.88  10.10   12.00
                            ------------------------------------------------------------------------------------------------------
   Total Midwest              180,447 109,385   289,832 69.46%  29.65% 54.44%     976,936 281,666  1,258,602   7.79   8.68    7.98

     New York
-------------------
New York
-------------------
Tarrytown Shopping
 Center              100%      15,497  19,794    35,291 100.00% 82.33% 90.09%     475,000 496,822    971,822  30.65  30.49   30.57

      Various
-------------------
Kroger/Safeway
 Portfolio (24
 Properties)          75%     987,100       -   987,100 100.00%  0.00%100.00%   8,842,778       -  8,842,778   8.96      -    8.96
                            ------------------------------------------------------------------------------------------------------
    Grand Total             1,183,044 129,179 1,312,223 95.34%  37.72% 89.67% $10,294,714$778,488$11,073,202  $9.13 $15.98   $9.41
                            ======================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

               Reporting Supplement
                   June 30, 2008

                      Fund I
                   Anchor Detail

                                                                          Annual         Annual
                                            Square          Lease          Base           Base
         Region/Property/Tenant             Footage      Expiration        Rent         Rent PSF          Options
------------------------------------------------------------------------------------------------------------------------
                Midwest
----------------------------------------
Michigan
----------------------------------------
Sterling Heights Shopping Center
Rite Aid                                         20,000      1/31/2026       $245,000         $12.25(4) 5 Year
Burlington Coat Factory                          70,400      1/31/2024        281,600           4.00-
                                        ---------------               ------------------------------
      Total Redevelopment Property               90,400                       526,600           5.83
                                        ---------------               ------------------------------
Ohio
----------------------------------------
Granville Centre
Lifestyle Family Fitness, Inc.                   34,951      1/31/2017       $450,336          12.88(2) 5 Year
                                        ---------------               ------------------------------
             Total Midwest                      125,351                       976,936           7.79
                                        ---------------               ------------------------------
                New York
----------------------------------------
New York
----------------------------------------
Tarrytown Centre
Walgreen's                                       15,497      6/30/2080        475,000          30.65-
                                        ---------------               ------------------------------
Various
----------------------------------------
Kroger/Safeway                                  987,100           2009      8,842,778           8.96Various
                                        ---------------               ------------------------------

             Total Anchors                    1,127,948                   $10,294,714          $9.13
                                        ===============               ==============================

General note - The above detail does not include space which is currently leased, but for which rent payment has not yet commenced.

      Reporting Supplement
         June 30, 2008

Fund I
Lease Expirations
-----------------

                                  Gross Leased Area                                    Annualized Base Rent
                              -------------------------                    ---------------------------------------------
                                      Number of            Percent                            Percent        Average
                                Leases      Square           of                                 of             per
                               Expiring     Footage         Total              Amount          Total         Sq. Ft.
                              ----------------------------------------     ---------------------------------------------
Anchor Tenant Expirations
                2009                  24        987,100         87.52%          $8,842,778         85.90%          $8.96
                2017                   1         34,951          3.10%             450,336          4.37%          12.88
                2024                   1         70,400          6.24%             281,600          2.74%           4.00
                2026                   1         20,000          1.77%             245,000          2.38%          12.25
                2080                   1         15,497          1.37%             475,000          4.61%          30.65
                              ----------------------------------------     ---------------------------------------------
Total Occupied                        28      1,127,948        100.00%         $10,294,714        100.00%          $9.13
                              ========================================     =============================================

                                                                                         0
Total Vacant                                     55,096
                                        ---------------

Total Square Feet                             1,183,044
                                        ===============


Shop Tenant Expirations
   Month to Month                      5         13,317         27.33%            $116,584         14.98%          $8.75
                2010                   1          2,547          5.23%              81,071         10.41%          31.83
                2011                   3          4,465          9.16%              79,474         10.21%          17.80
                2012                   3         15,045         30.87%             129,807         16.67%           8.63
                2014                   2          4,341          8.91%             142,341         18.28%          32.79
                2018                   2          3,861          7.92%              78,369         10.07%          20.30
                2020                   1          5,157         10.58%             150,842         19.38%          29.25
                              ----------------------------------------     ---------------------------------------------
Total Occupied                        17         48,733        100.00%            $778,488        100.00%         $15.97
                              ========================================     =============================================


Total Vacant                                     80,446
                                        ---------------

Total Square Feet                               129,179
                                        ===============


Total Anchor and Shop Tenant Expirations
   Month to Month                      5         13,317          1.13%            $116,584          1.05%          $8.75
                2009                  24        987,100         83.88%           8,842,778         79.86%           8.96
                2010                   1          2,547          0.22%              81,071          0.73%          31.83
                2011                   3          4,465          0.38%              79,474          0.72%          17.80
                2012                   3         15,045          1.28%             129,807          1.17%           8.63
                2014                   2          4,341          0.37%             142,341          1.29%          32.79
                2017                   1         34,951          2.97%             450,336          4.07%          12.88
                2018                   2          3,861          0.33%              78,369          0.71%          20.30
                2020                   1          5,157          0.44%             150,842          1.36%          29.25
                2024                   1         70,400          5.98%             281,600          2.54%           4.00
                2026                   1         20,000          1.70%             245,000          2.21%          12.25
                2080                   1         15,497          1.32%             475,000          4.29%              -
                              ----------------------------------------     ---------------------------------------------
Total Occupied                        45      1,176,681        100.00%         $11,073,202        100.00%          $9.41
                              ========================================     =============================================


Total Vacant                                    135,542
                                        ---------------

Total Square Feet                             1,312,223
                                        ===============

      Reporting Supplement
          June 30, 2008

             Fund I                                                 Renewal  Ground
    Kroger/Safeway Portfolio                                          Rent    Rent
    ------------------------
                                                            Gross     per      per
                                                          Leasable   Square  Square    Net
                                          Status            Area      Foot    Foot    Rent
---------------------------------------------------------------------------------------------
             Kroger
Cary, NC                          Renewal option exercised   48,000   $ 4.75  $ 1.56   $3.19
Irving, TX                        Renewal option exercised   43,900     4.51    2.28    2.23
Great Bend, KS                    Purchase option exercised  48,000        -       -       -
Hanrahan, LA                      Purchase option exercised  60,000        -       -       -
Pratt, KS                         Purchase option exercised  38,000        -       -       -
Roanoke, VA                       Purchase option exercised  36,700        -       -       -
Shreveport, LA                    Purchase option exercised  45,000        -       -       -
Wichita, KS                       Purchase option exercised  50,000        -       -       -
Wichita, KS                       Not renewed                40,000        -       -       -
Cincinnati, OH                    Not renewed                32,200        -       -       -
Conroe, TX                        Not renewed                75,000        -       -       -
Indianapolis, IN                  Not renewed                34,000        -       -       -

             Safeway
Batesville, AR                    Renewal option exercised   29,000     6.02    2.33    3.69
Benton, AR                        Renewal option exercised   33,500     4.96    1.88    3.07
Carthage, TX                      Renewal option exercised   27,700     4.33    0.83    3.51
Little Rock, AR                   Renewal option exercised   36,000     6.93    3.06    3.88
Longview, WA                      Renewal option exercised   48,700     4.72    1.60    3.12
Mustang, OK                       Renewal option exercised   30,200     4.37    0.99    3.38
Ruidoso, NM                       Renewal option exercised   38,600     6.28    2.04    4.24
San Ramon, CA                     Renewal option exercised   54,000     5.23    3.37    1.86
Springerville, AZ                 Renewal option exercised   30,500     5.09    1.02    4.07
Tucson, AZ                        Renewal option exercised   41,800     4.93    1.72    3.20
Roswell, NM                       Not renewed                36,300        -       -       -
Tulsa, OK                         Not renewed                30,000        -       -       -
                                                         -------------    --      --      --

Total                                                       987,100   $ 2.41  $ 0.92   $1.49
                                                           ========   ======  ======   =====

                              Reporting Supplement
                           As of December 31, 2007 (1)

                               Fund I - Valuation
                    (in thousands, except per share amounts)

                                                                                                                    Other
                                                                                     Total        Kroger/Safeway  Properties (2)
                                                                                     -----------------------------------------
Gross asset value                                                                        $ 62,500      $ 31,000    $ 31,500

Debt                                                                                      (28,419)       (7,382)      (21,037)
                                                                                     -----------------------------------------

Adjusted debt                                                                              34,081        23,618        10,463
                                                                                     -------------============================

Additional Mervyn's return (Original capital already returned)                              6,400
                                                                                     -------------

Total Value Subject to Promote                                                             40,481
                                                                                     -------------

General Partner (Acadia) Promote on Fund I assets                           x 20%           8,096
                                                                                     -------------

Remaining value to be allocated pro-rata to Fund I investors (including Acadia)            32,385
                                                                                     -------------

Acadia's share                                                              x 22.22%        7,196
                                                                                     -------------

Value of Acadia's interest in remaining Fund I assets                                      15,292

Additional promote earned from Brandywine recapitalization                                      -
                                                                                     -------------

Total value to Acadia                                                                    $ 15,292
                                                                                     =============

                   Recap of Acadia Promote
                   -----------------------

20% General Partner (Acadia) Promote on Fund I assets                                     $ 8,096
20% General Partner (Acadia) Promote on Brandywine                                              -
                                                                                     -------------
Total promote                                                                             $ 8,096
                                                                                     =============
Per share                                                                                  $ 0.24
                                                                                     =============

Notes:
------
1    Fund I valuation is updated annually at December 31st
2 Amounts adjusted for minority interests' pro-rata share of debt (See "Debt Analysis - Detail")

    Reporting Supplement
       June 30, 2008

Acadia Strategic Opportunity Fund II, LLC ("Fund II") - Overview
----------------------------------------------------------------

Item                              Description
---------------------------------------------
Date formed                       June 2004

Capital commitment                $300 million

Funding                           $192.0 millionfunded through June 30, (2008)

Partnership structure

        Equity Contribution:      20% - Acadia
                                  80% - Six institutional investors


     Cash flow distribution:      20% - Acadia
                                  80% - Six institutional investors

                    Promote: 20% to Acadia once all partners (including Acadia) have received 8% preferred return and return of equity

                                  Remaining 80% is distributed to all the
                                  partners (including Acadia).

Fees to Acadia                    Asset management fee equal to 1.5% of total
                                  committed capital

                                  Property management fee equal to 4% of
                                  gross property revenues

                                  Market rate leasing fees

                                  Market rate construction/project management fees

      Reporting Supplement
          June 30, 2008

             Fund II
        Portfolio Detail
                                                                                                             Annualized Base Rent
                                 Gross Leasable Area      Occupancy               Annualized Base Rent     per Occupied Square Foot
                              -----------------------------------------------------------------------------------------------------
                   Ownership % Anchors  Shops   Total  Anchors  Shops  Total  Anchors    Shops     Total   Anchors Shops    Total
                   ----------------------------------------------------------------------------------------------------------------
      Midwest
-------------------
Illinois
-------------------
Oakbrook                  100%  112,000       - 112,000 100.00%  0.00%100.00%  $825,000        $-  $825,000  $7.37      $-    $7.37

     New York
-------------------
New York
-------------------
Liberty Avenue           98.6%   10,880   6,208  17,088 100.00%100.00%100.00%   394,944   217,901   612,845  36.30   35.10    35.86
216th Street             98.6%   60,000       -  60,000 100.00%  0.00%100.00% 2,340,000   225,000 2,565,000  39.00       -    42.75
161st Street (1)         98.6%  137,334  86,187 223,521 100.00% 66.58% 87.11% 3,337,222 1,193,501 4,530,723  24.30   20.80    23.27
                              -----------------------------------------------------------------------------------------------------
  Total New York                208,214  92,395 300,609 100.00% 68.83% 90.42% 6,072,166 1,636,402 7,708,568  29.16   25.73    28.36
                              -----------------------------------------------------------------------------------------------------
    Grand Total                 320,214  92,395 412,609 100.00% 68.83% 93.02%$6,897,166$1,636,402$8,533,568 $21.54  $25.73   $22.23
                              =====================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The following Fund II properties are currently undergoing redevelopment as further detailed under Redevelopment Projects.

New York                            Ownership %
--------                            -----------
400 East Fordham Road               98.6%
Pelham Manor Shopping Center        98.6%
Sherman Avenue                      98.6%
CityPoint                             23%
Atlantic Avenue                      100%
Canarsie Plaza                      98.6%

(1) Currently operating, but will be redeveloped in the future.

                   Reporting Supplement
                      June 30, 2008

                         Fund II
                      Anchor Detail
                      -------------

                                                                                      Annual         Annual
                                                    Square           Lease             Base           Base
                  Region/Property/Tenant           Footage        Expiration           Rent         Rent PSF       Options
--------------------------------------------------------------------------------------------------------------------------
                         Midwest
Illinois
Acadia Oakbrook
Neiman Marcus                                          112,000    10/31/2011              825,000       7.37  (5) 5 Year
                                                       --------                           --------      -----
                         New York
New York
Liberty Avenue
CVS                                                     10,880     1/31/2032              394,944      36.30  (4) 5 Year
                                                        -------                           --------     ------
216th Street
New York Dept of Citywide Admin. Services               60,000     9/19/2027            2,340,000      39.00  (1) 15 Year
                                                        -------                         ----------     ------
161st Street
City of New York                                       137,334     7/18/2011            3,337,222      24.30   -
                                                       --------                         ----------     ------
                      Total New York                   208,214                          6,072,166      29.16
                                                       --------                         ----------     -----
                      Total Anchors                    320,214                        $ 6,897,166    $ 21.54
                                                       ========                       ============   =======

General note - The above detail does not include space which is currently leased, but for which rent payment has not yet commenced.

 Reporting Supplement
     June 30, 2008

Fund II
Lease Expirations
-----------------

                                                 Gross Leased Area                     Annualized Base Rent
                                        --------------------------------------------------------------------------------
                                   Number of                 Percent                          Percent        Average
                             Leases         Square           of                                 of             per
                            Expiring        Footage         Total              Amount          Total         Sq. Ft.
                         ---------------------------------------------     ---------------------------------------------
Anchor Tenant Expirations
                2011            2               249,334         77.86%          $4,162,222         60.34%         $16.69
                2027            1                60,000         18.74%           2,340,000         33.93%          39.00
                2032            1                10,880          3.40%             394,944          5.73%          36.30
                         ---------------------------------------------     ---------------------------------------------
Total Occupied                  4               320,214        100.00%          $6,897,166        100.00%         $21.54
                         =============================================     =============================================

Total Vacant                                          -
                                        ---------------
Total Square Feet                               320,214
                                        ===============

Shop Tenant Expirations
   Month to Month               1                 6,109          9.61%             $35,520          2.17%          $5.81
                2011            3                24,065         37.85%             584,773         35.74%          24.30
                2012            3                27,205         42.78%             573,208         35.03%          21.07
                2022            1                     -          0.00%             225,000         13.75%              -
                2027            1                 6,208          9.76%             217,901         13.32%          35.10
                         ---------------------------------------------     ---------------------------------------------
Total Occupied                  9                63,587        100.00%          $1,636,402        100.00%         $25.73
                         =============================================     =============================================

Total Vacant                                     28,808
                                        ---------------
Total Square Feet                                92,395
                                        ===============

Total Anchor and Shop Tenant Expirations
   Month to Month               1                 6,109          1.59%             $35,520          0.42%          $5.81
                2011            5               273,399         71.24%           4,746,995         55.62%          17.36
                2012            3                27,205          7.09%             573,208          6.72%          21.07
                2027            2                66,208         17.25%           2,557,901         29.97%          38.63
                2022            1                     -          0.00%             225,000          2.64%              -
                2032            1                10,880          2.83%             394,944          4.63%          36.30
                         ---------------------------------------------     ---------------------------------------------
Total Occupied                 13               383,801        100.00%          $8,533,568        100.00%         $22.23
                         =============================================     =============================================

Total Vacant                                     28,808
                                        ---------------
Total Square Feet                               412,609
                                        ===============

   Reporting Supplement
      June 30, 2008

Acadia Strategic Opportunity Fund III, LLC ("Fund III") - Overview
------------------------------------------------------------------

Item                              Description
---------------------------------------------

Date formed                 May 2007

Capital commitment          $503 million

Funding                     $96.5 millifunded through June 30, (2008)

Partnership structure

     Equity Contribution:   20% - Acadia
                            80% - 14 institutional investors

  Cash flow distribution:   20% - Acadia
                            80% - 14 institutional investors

                 Promote: 20% to Acadia once all partners (including Acadia) have received 6% preferred return and return of equity

                            Remaining 80% is distributed to all the
                            partners (including Acadia).

Fees to Acadia              Asset management fee equal to 1.5% of total
                            committed capital

                            Development fee equal to 3% of total project cost

                            Property management fee equal to 4% of gross property revenues

                            Market rate leasing fees

                            Market rate construction/project management fees

Acquisitions                Sheepshead Bay, Brooklyn, NY and 125 Main Street,
                            Westport, Ct. See Redevelopment Projects.

                            Storage Post Portfolio. See Storage Post Properties.

            Reporting Supplement
                June 30, 2008

                  Fund III
        Storage Post Property Detail

                                                                                 Net
                                                                              Rentable
                                                                               Square       Rented
               Operating Properties                        Location             Feet         SQFT           Occupancy
------------------------------------------------------------------------------------------------------------------------

Stabilized
----------
New Rochelle                                        Westchester, New York           42,182    36,445
Suffern                                               Suffern, New York             79,000    66,202
Yonkers                                             Westchester, New York          100,811    92,343
Jersey City                                        Jersey City, New Jersey          76,695    70,253
                                                                           ---------------
Subtotal Stabilized                                                                298,688                         88.8%
                                                                           ---------------
Currently in Lease-up
---------------------
Bruckner Blvd                                          Bronx, New York              90,129    71,112
Fordham Road                                           Bronx, New York              84,405    63,388
Webster Ave                                            Bronx, New York              36,931    23,562
Lawrence                                             Lawrence, New York             97,743    57,571
Long Island City                                      Queens, New York             138,765    81,178
Linden                                               Linden, New Jersey             84,035    62,690
                                                                           ---------------
Subtotal in Lease-up                                                               532,008                         67.6%
                                                                           ---------------               ---------------
Total Operating Properties                                                         830,696                         75.2%
                                                                                                         ===============
Currently under development.
----------------------------
Ridgewood                                             Queens, New York              89,900
                                                                           ---------------
Total Storage Post Portfolio                                                       920,596
                                                                           ===============

      Reporting Supplement
          June 30, 2008

     Redevelopment Projects
     ----------------------

                                                                                                         Estimated
                                                                          Total cost                       square
                                                              Estimated     to date                       footage  Estimated
                                          Estimated start     completion  (including Estimated   Total      upon    cost per
                                          Estimated start        of       acquisition  future   project             square
      Property        Anchors/Tenants      of construction   Construction    cost)      cost      cost   completion   foot   Notes
----------------------------------------------------------------------------------------------------------------------------------
     New York Urban/Infill Platform                                                    ($ in millions)
----------------------------------------                                             --------------------
      Fund II
--------------------
Liberty Avenue                              Construction
                     CVS, Storage Post        completed                         $14.4        $-     $14.4   125,000      $115  (1)
216th Street         City of New York
                      Dept of General       Construction
                      Services                completed                          27.7         -      27.7    60,000       462
Fordham Plaza (2)    Sears, Walgreens,
                      Best Buy, 24 Hour     Construction
                      Fitness                 commenced      1st half 2009       93.1      31.9     125.0   285,000       439
Pelham Manor                                Construction
 Shopping Center     Home Depot               commenced      2nd half 2009       41.8       5.7      47.5   320,000       148  (1)
161st Street (3)     Various New York
                      City and State                            To be
                      Agencies            To be determined     determined        51.4      13.6      65.0   232,000       280
Canarsie Plaza                              Construction        To be
                     To be determined         commenced        determined        17.8      32.2      50.0   323,000       155
Sherman Avenue       To be determined       2nd half 2008    2nd half 2009       27.6      27.4      55.0   216,000       255
CityPoint (4)                                                   To be
                     Target               To be determined     determined        40.8     284.2     325.0   600,000       542
Atlantic Avenue      Storage Post           2nd half 2008    2nd half 2009        9.2      13.8      23.0   110,000       209
                                                                          ---------------------------------------------------
    Total Fund II                                                               323.8     408.8     732.6 2,271,000       323

      Fund III
--------------------
Sheepshead Bay                                                  To be
                     To be determined     To be determined     determined        21.3      87.7     109.0   240,000       454
                                                                          ---------------------------------------------------
  Total New York Urban/Infill Platform                                         $345.1    $496.5    $841.6 2,511,000      $335
                                                                          ===================================================

   Other Projects
--------------------
      Fund III
--------------------
125 Main Street                                                 To be
 (Westport, CT)      To be determined     To be determined     determined       $17.0      $6.0     $23.0    30,000      $767
                                                                          ===================================================

(1)  Fund II acquired a ground lease interest at this property.
(2) The retail component of Fordham Plaza is expected to be completed in the 2nd half of 2008. It is anticipated that retailers will be open and operating in the 4th quarter (2008.)
(3) 161st Street is currently cash flowing with an occupancy rate of 87%. Redevelopment plans for this property are to be determined.
(4) Fund II, along with P/A Associates, Washington Square Partner and MacFarlane Partners are co-developing CityPoint.

Reporting Supplement
  June 30, 2008

Retailer Controlled Property ("RCP") Venture - Overview
-------------------------------------------------------
*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II are anticipated to invest a total of $60 million equity. ***

Item                                 Description
------------------------------------------------
Date formed                          January 2004

Targeted investments                 The Venture has been formed to invest in
                                     surplus or distressed properties owned or
                                     controlled by retailers

Current Investments                  Mervyns Department Stores - All capital has been returned
                                     Albertson's - All capital has been returned
                                     ShopKo - All capital has been returned
                                     Rex, Marsh Supermarkets, four Albertsons add-on investments,
                                     Newkirk, Camellia, Colorado Springs and Visalia.
                                     two Marsh add-on investments, Ameristop and
                                     Lil Cricket and a Mervyns add-on, Napa, CA.
Partnership structure

        Equity Contribution:         Up to $300 million of total equity

                                     Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II
                                     ($40 million)

                                     80% - Klaff Realty LP and Lubert-Adler

     Cash flow distribution:         20% - AKR Funds
                                     80% - Four institutional investors

                    Promote:         20% to Klaff once all partners (including Klaff) have received 10%
                                     preferred return and return of equity
                                     (50% of first $40 million of AKR Fund equity is not subject to this promote)

                                     Remaining 80% is distributed to all the
partners (including Klaff).

Fees to Acadia                       Property management fees

                                     Market rate leasing fees and construction/project management

                                     Disposition fees

         Reporting Supplement
             June 30, 2008

Retailer Controlled Property ("RCP") Venture - Investments
----------------------------------------------------------
The following table summarizes the RCP Venture investments from inception through June 30, 2008:

                                                                   Year         Invested                            Equity
        Investor                      Investment                 acquired       capital        Distributions       Multiple
------------------------------------------------------------    -----------   -------------    ---------------   ----------------
Mervyns I and Mervyns II                Mervyns                    2004           $ 24,618           $ 45,966             1.9 X

       Mervyns II                   Mervyns Realco                 2007              2,155                  -               -

Mervyns I and Mervyns II      Mervyns add-on investments           2005              1,719              1,342             0.8 X

       Mervyns II                     Albertson's                  2006             20,717             53,660             2.6 X

       Mervyns II             Albertson's add-on investments      2006/2007          2,765                833             0.3 X

         Fund II                        Shopko                     2006              1,100              1,100             1.0 X

         Fund II                         Marsh                     2006                667                  -               -

         Fund II               Marsh add-on investments            2008              1,367                  -               -

       Mervyns II                         Rex                      2007              2,701                  -               -
                                                                                    ------                 --              --

          Total                                                                   $ 57,809          $ 102,901             1.8  X
                                                                                 =========         ==========            ====

In connection with its RCP Venture, in September 2004, Acadia Mervyns Investors I, LLC ("Mervyns I") and Acadia Mervyns Investors II, LLC ("Mervyns II") participated in the acquisition of the Mervyns Department Store chain consisting of 262 stores ("REALCO") and its retail operation ("OPCO") from Target Corporation for a total price of $1.2 billion. Mervyns I and II invested $23.2 million for approximately a 5.2% interest in REALCO and a 2.5% interest in OPCO, equally split between Mervyns I and II.

To date, through a series of transactions, REALCO has disposed of a significant portion of the portfolio. Furthermore, during November 2007, Mervyns I and II sold their interest in OPCO and, as a result, have no further direct OPCO exposure.

QUARTERLY SUPPLEMENTAL DISCLOSURE
       June 30, 2008

Core Portfolio Retail Properties - Detail
-----------------------------------------

                                Gross Leasable Area      Occupancy                Annualized Base Rent      per Occupied Square Foot
                            ----------------------------------------------------------------------------------------------------
                             Anchors   Shops    Total  Anchors Shops  Total   Anchors     Shops      Total   AnchorsShops Total
                            ----------------------------------------------------------------------------------------------------
                     Acadia's
                     interest
                     --------
       New York
       ---------
Connecticut
-----------
239 Greenwich
 Avenue(1)             75.0%   16,834        -   16,834 100.00%      -100.00% $1,397,621         $- $1,397,621 $83.02    $-$83.02
                            ----------------------------------------------------------------------------------------------------

New Jersey
----------
Elmwood Park Shopping
 Center               100.0%   62,610   86,881  149,491 100.00% 100.00% 100.00%  1,390,460  2,144,746  3,535,206  22.21 24.69 23.65
A & P Shopping Plaza   60.0%   49,463   13,445   62,908 100.00% 100.00% 100.00%    900,000    354,933  1,254,933  18.20 26.40 19.95
                            ----------------------------------------------------------------------------------------------------
  Total - New Jersey          112,073  100,326  212,399 100.00% 100.00% 100.00%  2,290,460  2,499,679  4,790,139  20.44 24.92 22.55
                            ----------------------------------------------------------------------------------------------------

New York
--------
Village Commons
 Shopping Center      100.0%   16,125   71,112   87,237   0.00%  94.56%  77.08%          -  2,008,693  2,008,693      - 29.87 29.87
Branch Plaza          100.0%   74,050   51,701  125,751 100.00%  96.79%  98.68%  1,120,544  1,371,194  2,491,738  15.13 27.40 20.08
Amboy Road            100.0%   46,964   16,326   63,290 100.00% 100.00% 100.00%  1,012,015    808,806  1,820,821  21.55 49.54 28.77
Bartow Avenue         100.0%        -   14,676   14,676        -100.00% 100.00%          -    455,693    455,693      - 31.04 31.04
Pacesetter Park
 Shopping Center      100.0%   52,052   44,296   96,348 100.00%  85.66%  93.41%    372,562    745,304  1,117,866   7.16 19.64 12.42
2914 Third Avenue     100.0%   33,500    8,900   42,400 100.00% 100.00% 100.00%    550,000    325,028    875,028  16.42 36.52 20.64
LA Fitness            100.0%   55,000        -   55,000 100.00%        -100.00%  1,265,000          -  1,265,000  23.00     - 23.00
West 54th Street      100.0%    4,211    5,734    9,945 100.00%  81.50%  89.33%  1,452,475  1,287,751 2,740,226 344.92 275.56 308.44
East 17th Street      100.0%   19,622        -   19,622 100.00%   0.00% 100.00%    625,000          -    625,000  31.85     - 31.85
Crossroads Shopping
 Center                49.0%  200,181  110,533  310,714 92.51%   78.53%  87.54%  2,010,336  3,333,926  5,344,262  10.86  38.41 19.65
                            --------------------------------------------------------------------------------------------------------
   Total - New York           501,705  323,278  824,983 93.80%   88.66%  91.78%  8,407,932 10,336,395 18,744,327  17.87  36.06 24.76
                            --------------------------------------------------------------------------------------------------------

    Total New York            630,612  423,604 1,054,216 95.07% 91.34% 93.57%   12,096,013 12,836,074  24,932,087 20.18 33.17  25.28
                            --------------------------------------------------------------------------------------------------------

     New England
     -----------
Connecticut
-----------
Town Line Plaza(2)    100.0%  163,159   43,187  206,346 100.00% 100.00% 100.00%    937,000    726,513  1,663,513  14.23 16.82 15.26
                            --------------------------------------------------------------------------------------------------------
Massachusetts
-------------
Methuen Shopping
 Center               100.0%  120,004   10,017  130,021 100.00% 100.00% 100.00%    736,464    222,225    958,689   6.14 22.18  7.37
Crescent Plaza        100.0%  156,985   61,156  218,141 100.00%  81.40%  94.79%  1,119,086    500,821  1,619,907   7.13 10.06  7.83
                            --------------------------------------------------------------------------------------------------------
Total - Massachusetts         276,989   71,173  348,162 100.00%  84.02%  96.73%  1,855,550    723,046  2,578,596   6.70 12.09  7.66
                            --------------------------------------------------------------------------------------------------------
New York
---------
New Loudon Center     100.0%  251,211    4,615  255,826 100.00% 100.00% 100.00%  1,598,532    113,178  1,711,710   6.36  24.52  6.69
                            --------------------------------------------------------------------------------------------------------
Rhode Island
-------------
Walnut Hill Plaza     100.0%  121,892  162,825  284,717 100.00% 95.67% 97.52%     935,920  1,470,016  2,405,936   7.68   9.44  8.66
                            --------------------------------------------------------------------------------------------------------
Vermont
-------
The Gateway Shopping
 Center               100.0%   73,184   28,600  101,784 100.00% 84.38% 95.61%    1,317,312    494,081  1,811,393  18.00  20.47 18.61
                            --------------------------------------------------------------------------------------------------------

  Total New England           886,435  310,4001,196,835 100.00% 92.62% 98.09%    6,644,314  3,526,834 10,171,148   8.42  12.27  9.45
                            --------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.

(2) Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio           Acadia's
 (continued):            interest
                      ---------------

                                Gross Leasable Area      Occupancy                Annualized Base Rent      per Occupied Square Foot
                            ----------------------------------------------------------------------------------------------------
                             Anchors   Shops    Total  Anchors Shops  Total   Anchors     Shops      Total   Anchors Shops Total
                            ----------------------------------------------------------------------------------------------------
       Midwest
----------------------
Illinois
----------------------
Hobson West Plaza     100.0%   51,692   47,214   98,906 100.00% 91.09% 95.75%   $225,436    $952,315 $1,177,751  $4.36 $22.14 $12.44
Clark Diversey        100.0%        -   19,265   19,265       -100.00% 100.00%         -     810,061    810,061      -  42.05  42.05
                            --------------------------------------------------------------------------------------------------------
   Total - Illinois            51,692   66,479  118,171 100.00% 93.67% 96.44%    225,436    1,762,376  1,987,812   4.36  28.30 17.44

Indiana
----------------------
Merrillville Plaza    100.0%  145,266   89,900  235,166 100.00% 86.25%  94.74%   1,550,549  1,292,691  2,843,240  10.67  16.67 12.76

Michigan
----------------------
Bloomfield Towne
 Square               100.0%  152,944   79,237  232,181  99.03% 95.50%  97.83%  1,488,801   1,468,437  2,957,238   9.83  19.41 13.02

Ohio
----------------------
Mad River Station (1) 100.0%   68,296   87,542  155,838 100.00% 69.12% 82.65%    802,719     822,633   1,625,352  11.75  13.60 12.62
                            --------------------------------------------------------------------------------------------------------

    Total Midwest             418,198  323,158  741,356  99.65% 85.40% 93.44%  4,067,505   5,346,137   9,413,642   9.76  19.37 13.59
                            --------------------------------------------------------------------------------------------------------

     Mid-Atlantic
----------------------
New Jersey
----------------------
Marketplace of Absecon100.0%   58,031   47,088  105,119 100.00% 89.55% 95.32%    984,014    641,463   1,625,477  16.96  15.21  16.22
Ledgewood Mall (5)    100.0%  370,969  146,182  517,151 100.00% 55.98% 87.56%  2,997,859  1,084,819   4,082,678   8.08  13.26   9.02
                            --------------------------------------------------------------------------------------------------------
  Total - New Jersey          429,000  193,270  622,270 100.00% 64.16% 88.87%  3,981,873  1,726,282   5,708,155   9.28  13.92  10.32
                            --------------------------------------------------------------------------------------------------------

Delaware
----------------------
Brandywine Town Center 22.2%  839,624   35,284  874,908 97.20% 100.00% 97.31% 12,306,935    586,393 12,893,327  15.08  16.62   15.14
Market Square Shopping
 Center                22.2%   42,850   59,785  102,635 100.00% 79.84%  88.26%    561,516  1,365,809  1,927,325  13.10  28.61  21.28
Naamans Road           22.2%        -   19,970   19,970  0.00% 100.00% 100.00%          -    880,288    880,288      -  44.08  44.08
                            --------------------------------------------------------------------------------------------------------
   Total - Delaware           882,474  115,039  997,513 97.34% 89.52%  96.44%  12,868,451  2,832,490 15,700,940  14.98  27.50  16.32
                            --------------------------------------------------------------------------------------------------------

Pennsylvania
----------------------
Blackman Plaza        100.0%  112,051   13,213  125,264 100.00% 28.97%  92.51%    268,519     20,400    288,919   2.40   5.33  2.49
Mark Plaza            100.0%  157,595   58,806  216,401 100.00% 59.69%  89.05%    652,095    276,238    928,333   4.14   7.87  4.82
Plaza 422             100.0%  132,845   22,304  155,149 78.47%  13.45%  69.12%    407,520     36,500    444,020   3.91  12.17  4.14
Route 6 Plaza         100.0%  146,498   29,007  175,505 100.00% 100.00% 100.00%    806,351    325,984  1,132,335  5.50  11.24  6.45
Chestnut Hill (2)     100.0%   31,420    9,150   40,570 100.00% 100.00% 100.00%    992,344    304,028  1,296,372 31.58  33.23 31.95
Abington Towne Center
 (3)                  100.0%  184,616   31,742  216,358 100.00%  94.75%  99.23%    270,000    707,847    977,847  10.00 23.54 17.13
                            --------------------------------------------------------------------------------------------------------
 Total - Pennsylvania         765,025  164,222  929,247  96.26%  67.08%  91.10%  3,396,829  1,670,997  5,067,826   5.87 15.17  7.36
                            --------------------------------------------------------------------------------------------------------

  Total Mid-Atlantic     2,076,499  472,531 2,549,030 97.49% 71.35% 92.64%   20,247,153  6,229,769  26,476,921 10.85 18.48 12.01
                         -----------------------------------------------------------------------------------------------------------

Total Core Properties    4,011,744 1,529,693 5,541,437 97.89% 84.17% 94.10% $43,054,985 $27,938,814 $70,993,798 $11.72 $21.70 $14.31
                         ===========================================================================================================

Total Core Properties
           -
weighted based on ownership
        interest (4)       3,199,270 1,378,466 4,577,736 98.16% 83.99% 93.90% 31,311,227 23,893,428 55,204,655   $9.97 $20.64 $12.84
                         ===========================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The GLA for this property includes 28,205 square feet of office space.
(2)  This consists of two separate buildings.
(3) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(4)  Weighted based on Acadia's ownership interest in the properties.
(5)  This property is under contract for sale.

            Reporting Supplement
                June 30, 2008


Core Portfolio Retail Properties by State - Summary
----------------------------------------------------------------------



                                                                       Gross Leasable Area         Occupancy
                                                                  -----------------------------------------------------
                                     Ownership Percent
                                                  of   Number of
                                         %      base   properties Anchors     Shops     Total   Anchors  Shops   Total
                                                rent                 (2)
                                                 (1)
                                     ----------------------------------------------------------------------------------



Connecticut                              75.0%    4.9%          2   179,993    43,187   223,180 100.00% 100.00% 100.00%

Delaware                                 22.2%    6.0%          3   882,474   115,039   997,513  97.34%  89.52%  96.44%

Illinois                                100.0%    3.6%          2    51,692    66,479   118,171 100.00%  93.67%  96.44%

Indiana                                 100.0%    5.2%          1   145,266    89,900   235,166 100.00%  86.25%  94.74%

Massachusetts                           100.0%    4.7%          2   276,989    71,173   348,162 100.00%  84.02%  96.73%

Michigan                                100.0%    5.4%          1   152,944    79,237   232,181  99.03%  95.50%  97.83%

New Jersey                               89.5%   18.2%          4   541,073   293,596   834,669 100.00%  76.41%  91.70%

New York                                 85.5%   32.3%         11   752,916   327,893 1,080,809  95.87%  88.82%  93.73%

Ohio                                    100.0%    2.9%          1    68,296    87,542   155,838 100.00%  69.12%  82.65%

Pennsylvania                            100.0%    9.3%          6   765,025   164,222   929,247  96.26%  67.08%  91.10%

Rhode Island                            100.0%    4.4%          1   121,892   162,825   284,717 100.00%  95.67%  97.52%

Vermont                                 100.0%    3.3%          1    73,184    28,600   101,784 100.00%  84.38%  95.61%
                                               ------------------------------------------------------------------------

       Total - Core Portfolio                   100.0%         35 4,011,744 1,529,693 5,541,437  97.89%  84.17%  94.10%
                                               ========================================================================



                                                                                                  Annualized Base Rent
                                                                     Annualized Base Rent         per Occupied Square
                                                                                                           Foot
                                                              ---------------------------------------------------------

                                                                Anchors      Shops       Total    Anchors Shops  Totals
                                                              ---------------------------------------------------------



Connecticut                                                    $2,334,621    $726,513  $3,061,134  $28.23 $16.82 $24.32

Delaware                                                       12,868,451   2,832,490  15,700,940   14.98  27.50  16.32

Illinois                                                          225,436   1,762,376   1,987,812    4.36  28.30  17.44

Indiana                                                         1,550,549   1,292,691   2,843,240   10.67  16.67  12.76

Massachusetts                                                   1,855,550     723,046   2,578,596    6.70  12.09   7.66

Michigan                                                        1,488,801   1,468,437   2,957,238    9.83  19.41  13.02

New Jersey                                                      6,272,333   4,225,961  10,498,294   11.59  18.84  13.72

New York                                                       10,006,464  10,449,573  20,456,037   13.86  35.88  20.19

Ohio                                                              802,719     822,633   1,625,352   11.75  13.60  12.62

Pennsylvania                                                    3,396,829   1,670,997   5,067,826    5.87  15.17   7.36

Rhode Island                                                      935,920   1,470,016   2,405,936    7.68   9.44   8.66

Vermont                                                         1,317,312     494,081   1,811,393   18.00  20.47  18.61
                                                              ---------------------------------------------------------

                    Total - Core Portfolio                    $43,054,985 $27,938,814 $70,993,798  $11.72 $21.70 $14.31
                                                              =========================================================


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1 )The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
(2 )Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

         Reporting Supplement
            June 30, 2008


                 Core Portfolio Top Tenants - Ranked by Annualized Base Rent (2)
               -----------------------------------------------------------------

                                                Wholly Owned         Joint Ventures
                                            -------------------------------------------
                                  Number of
                                  stores in         Annualized            Annualized
                Retail            combined    Total    Base        Total     Base
Ranking         Tenant            portfolio    GLA     Rent (1)     GLA      Rent (1)
----------------------------------------------------------------------------------------

   1    A&P/Waldbaum's/Pathmark           5   197,502 $ 3,521,744   18,722     $246,960

   2   Albertson's                        4   220,625   3,012,896        -            -
         -- Shaw's                        3   175,801   2,358,192        -            -
         -- Acme                          1    44,824     654,704        -            -

   3   TJX Companies                      8   230,627   1,765,050    6,972       88,189
         -- T.J. Maxx                     4    88,200     726,300    6,972       88,189
         -- Marshalls                     3   102,781     731,494        -            -
         -- Homegoods                     1    39,646     307,256        -            -

   4   Sears                              5   390,270   1,355,279   49,355      277,463
         -- Kmart                         4   329,570   1,097,279   49,355      277,463
         -- Sears                         1    60,700     258,000        -            -

   5   Wal-Mart                           2   210,114   1,515,409        -            -

   6   Stage Deli                         1     4,211   1,452,475        -            -

   7   Ahold (Stop and Shop)              2   117,911   1,309,562        -            -

   8   Barnes & Noble                     3    32,122     849,000    6,091      194,902

   9   Home Depot                         2   211,003   1,009,646        -            -

  10   Circuit City                       2    59,278     949,921        -            -

  11   Price Chopper                      1    77,450     802,105        -            -
  12   Restoration Hardware               1     9,220     780,864        -            -
  13   Sleepy's                           5    35,745     683,429        -            -
  14   Federated Department
       Stores (Macy's)                    1    73,349     651,245        -            -
  15   JC Penney                          1    50,000     544,500        -            -
  16   Payless Shoesource                 8    26,225     488,090    1,514       52,994
  17   Brooks Drugs                       3    32,142     511,565        -            -
  18   Express                            1    12,882     510,344        -            -
  19   Border's                           1    18,538     482,000        -            -
  20   Hallmark Cards                     5    28,863     477,528        -            -
                                -------------------------------------------------------

                Total                    58 2,005,955 $21,823,652   76,563     $665,606
                                ========================================================

                                                       Percentage of Total
                                     Combined        Represented by Retail
                                                              Tenant
                               ---------------------------------------------
                                         Annualized      Total     Annualized
                Retail            Total   Base          Portfolio     Base
Ranking         Tenant            GLA     Rent (1)       GLA (2)     Rent (1)
-----------------------------------------------------------------------------

   1   A&P/Waldbaum's/Pathmark  216,224 $ 3,768,704        4.7%        6.8%

   2   Albertson's               220,625   3,012,896        4.8%        5.5%
         -- Shaw's               175,801   2,358,192        3.8%        4.3%
         -- Acme                  44,824     654,704        1.0%        1.2%

   3   TJX Companies             237,599   1,853,239        5.2%        3.4%
         -- T.J. Maxx             95,172     814,489        2.1%        1.5%
         -- Marshalls            102,781     731,494        2.2%        1.3%
         -- Homegoods             39,646     307,256        0.9%        0.6%

   4   Sears                     439,625   1,632,742        9.6%        3.0%
         -- Kmart                378,925   1,374,742        8.3%        2.5%
         -- Sears                 60,700     258,000        1.3%        0.5%

   5   Wal-Mart                  210,114   1,515,409        4.6%        2.7%

   6   Stage Deli                  4,211   1,452,475        0.1%        2.6%

   7   Ahold (Stop and Shop)     117,911   1,309,562        2.6%        2.4%

   8   Barnes & Noble             38,213   1,043,902        0.8%        1.9%

   9   Home Depot                211,003   1,009,646        4.6%        1.8%

  10   Circuit City               59,278     949,921        1.3%        1.7%

  11   Price Chopper              77,450     802,105        1.7%        1.5%
  12   Restoration Hardware        9,220     780,864        0.2%        1.4%
  13   Sleepy's                   35,745     683,429        0.8%        1.2%
  14   Federated Department
       Stores (Macy's)            73,349     651,245        1.6%        1.2%
  15   JC Penney                  50,000     544,500        1.1%        1.0%
  16   Payless Shoesource         27,739     541,084        0.6%        1.0%
  17   Brooks Drugs               32,142     511,565        0.7%        0.9%
  18   Express                    12,882     510,344        0.3%        0.9%
  19   Border's                   18,538     482,000        0.4%        0.9%
  20   Hallmark Cards             28,863     477,528        0.6%        0.9%
                               ---------------------------------------------

                Total          2,082,518 $22,489,258       45.5%       40.7%
                               =============================================


       (1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

       (2) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of Brandywine and Crossroads.

    Core Portfolio Retail Anchor Detail
--------------------------------------------

   Core Portfolio Retail Anchor Detail
--------------------------------------------

                                                                                    Annual        Annual
            Property/Tenant Name                    Square           Lease           Base          Base
              (Type of Center)                      Footage        Expiration        Rent        Rent PSF       Options
-------------------------------------------------------------------------------------------------------------------------


                  New York
--------------------------------------------
Connecticut
--------------------------------------------
239 Greenwich Ave., Greenwich
Coach                                                     4,541       1/31/2016       356,469          78.50  (1) 5 Year
Restoration Hardware                                     12,293       9/30/2014     1,041,152          84.69  (2) 5 Years
                                                ---------------                  ------------  -------------
                                                         16,834                     1,397,621          83.02
                                                ---------------                  ------------  -------------

New Jersey
--------------------------------------------
Elmwood Park Shopping Center, Elmwood Park
Walgreens                                                14,837       5/31/2022       435,000          29.32  (8) 5 Year
Pathmark (A&P)                                           47,773      11/30/2017       955,460          20.00  (7) 5 Year
                                                ---------------                  ------------  -------------
                                                         62,610                     1,390,460          22.21
                                                ---------------                  ------------  -------------

A&P Shopping Plaza, Boonton
A&P                                                      49,463      10/26/2024       900,000          18.20  (9) 5 Year
                                                ---------------                  ------------  -------------

New York
--------------------------------------------
Branch Plaza, Smithtown
CVS                                                      11,050       5/31/2010       199,580          18.06  -
A&P                                                      63,000      11/30/2013       920,964          14.62  (3) 5 Year
                                                ---------------                  ------------  -------------
                                                         74,050                     1,120,544          15.13
                                                ---------------                  ------------  -------------
Amboy Shopping Center, Staten Island
Waldbaum's (A&P)                                         37,266        7/6/2028       745,320          20.00  -
Duane Reed                                                9,698       8/31/2008       266,695          27.50  (2) 5 Year
                                                ---------------                  ------------  -------------
                                                         46,964                     1,012,015          21.55
                                                ---------------                  ------------  -------------

Pacesetter Park Shopping Center, Pomona
Stop & Shop                                              52,052       8/31/2020       372,562           7.16  (2) 10 Year
                                                ---------------                  ------------  -------------

2914 Third Avenue
Dr. J's                                                  33,500       1/31/2021       550,000          16.42
                                                ---------------                  ------------  -------------

LA Fitness, Staten Island
LA Fitness                                               55,000       1/31/2021     1,265,000          23.00
                                                ---------------                  ------------  -------------

West 54th Street
Stage Deli                                                4,211       3/31/2013     1,452,475         344.92
                                                ---------------                  ------------  -------------

East 17th Street
Barnes & Noble                                           19,622       4/30/2011       625,000          31.85  (1) 5 Year
                                                ---------------                  ------------  -------------

Crossroads Shopping Center, White Plains
Kmart                                                   100,725       1/31/2012       566,250          $5.62  (4) 5 Year
Waldbaum's (A&P)                                         38,208      12/31/2012       504,000          13.19  (4) 5 Year
Barnes & Noble                                           12,430       5/28/2012       397,760          32.00  (2) 5 Year
Pier 1                                                    8,818       2/29/2012       348,576          39.53  -
Modell's                                                 25,000       2/28/2009       193,750           7.75  (2) 5 Year
                                                ---------------                  ------------  -------------
                                                        185,181                     2,010,336          10.86
                                                ---------------                  ------------  -------------

               Total New York                           599,487                    12,096,013          20.18
                                                ---------------                  ------------  -------------

----------------------------------------------------

               New England
               ------------
Connecticut
-----------
Town Line Plaza, Rocky Hill
Wal*Mart( 1)
                                                         97,300               -  $          -  $           -  REA Agreement
Super Stop & Shop (Ahold)                                65,859      11/30/2024       937,000          14.23  (8) 5 Year
                                                ---------------                  ------------  -------------
                                                        163,159                       937,000          14.23
                                                ---------------                  ------------  -------------
(1) This space is contiguous to the
 Company's property and is not owned by
 the Company.

Massachusetts
-------------
Methuen Shopping Center, Methuen
Demoulas Super Markets                                   30,460       1/31/2015       109,656           3.60  (1) 5 Year
Wal*Mart                                                 89,544       1/31/2012       626,808           7.00  (8) 5 Year
                                                ---------------                  ------------  -------------
                                                        120,004                       736,464           6.14
                                                ---------------                  ------------  -------------

Crescent Plaza, Brockton
Home Depot                                              106,760      10/31/2021       602,126           5.64  (7) 5 Year
Shaw's (Albertsons)                                      50,225      12/31/2012       516,960          10.29  (6) 5 Year
                                                ---------------                  ------------  -------------
                                                        156,985                     1,119,086           7.13
                                                ---------------                  ------------  -------------

New York
--------
New Loudon Center, Latham
Bon Ton                                                  65,365        2/1/2014       261,460           4.00  (4) 5 Year
Marshalls                                                37,212       1/31/2014       158,151           4.25  (3) 5 Year
Price Chopper                                            77,450       5/31/2015       802,105          10.36  (4) 5 Year
A.C. Moore                                               21,520       4/30/2009       221,226          10.28  (3) 5 Year
Raymours Furniture Co                                    49,664       4/30/2019       155,591           3.13  (3) 5 Year
                                                ---------------                  ------------  -------------
                                                        251,211                     1,598,533           6.36
                                                ---------------                  ------------  -------------

Rhode Island
-------------
Walnut Hill Plaza, Woonsocket
Sears                                                    60,700       8/31/2008       258,000           4.25  (5) 5 Year
CVS                                                       8,800       1/31/2009       154,000          17.50  (1) 5 Year
Shaw's (Albertsons)                                      52,392      12/31/2013       523,920          10.00  (3) 5 Year
                                                ---------------                  ------------  -------------
                                                        121,892                       935,920           7.68
                                                ---------------                  ------------  -------------

Vermont
--------
Gateway Shopping Center, N. Burlington
Shaw's (Albertsons)                                     73,184       3/31/2024     1,317,312          18.00   (5) 5 Yr. & (1) 4 Yr.
                                                ---------------                  ------------  -------------

            Total New England                           886,435                     6,644,315           8.42
                                                ---------------                  ------------  -------------
Midwest
-------
Illinois
--------
Hobson West Plaza, Naperville
Garden Fresh Markets                                     51,692      11/30/2012       225,436           4.36  (4) 5 Year
                                                ---------------                  ------------  -------------

Indiana
--------
Merrillville Plaza, Merrillville
K & G Fashion Superstore                                 21,500      10/15/2017       269,647          12.54  (2) 5 Year
JC Penney                                                50,000       1/31/2013       544,500          10.89  (1) 5 Year
Officemax                                                26,157       8/31/2008       222,335           8.50  (4) 5 Year
Pier I                                                    9,143       1/31/2009       128,002          14.00           -
David's Bridal                                           13,266      11/19/2010       190,765          14.38  (2) 5 Year
TJ Maxx                                                  25,200       1/31/2009       195,300           7.75  (1) 5 Year
                                                ---------------                  ------------  -------------
                                                        145,266                     1,550,549          10.67
                                                ---------------                  ------------  -------------


Michigan
--------
Bloomfield Town Square, Bloomfield Hills
Circuit City                                             25,984       1/31/2023       500,452          19.26  (3) 5 Year
HomeGoods                                                39,646       5/31/2010       307,257           7.75  (2) 5 Year
Officemax                                                21,500       6/30/2010       193,500           9.00  (3) 5 Year
Marshalls                                                28,324       9/30/2011       226,592           8.00  (3) 5 Year
TJ Maxx                                                  36,000       1/31/2009       261,000           7.25  (1) 5 Year
                                                ---------------                  ------------  -------------
                                                        151,454                     1,488,801           9.85
                                                ---------------                  ------------  -------------

Ohio
----
Mad River Station, Dayton
Babies 'R' Us                                            33,147       2/28/2010       260,204           7.85  (2) 5 Year
Pier I                                                   10,111       2/28/2010       227,037          22.45           -
Office Depot                                             25,038       8/31/2010       315,478          12.60           -
                                                ---------------                  ------------  -------------
                                                         68,296                       802,719          11.75
                                                ---------------                  ------------  -------------

              Total Midwest                             416,708                     4,067,505           9.76
                                                ---------------                  ------------  -------------

----------------------------------------------------
Mid-Atlantic
----------------------------------------------
New Jersey
----------------------------------------------

Marketplace of Absecon, Absecon
Eckerd Drug (Brook's)                                    13,207       8/30/2020       329,310          24.93  (4) 5 Year
Acme Markets (Albertson)                                 44,824       4/30/2015       654,704          14.61  (8) 5 Year
                                                ---------------                  ------------  -------------
                                                         58,031                       984,014          16.96
                                                ---------------                  ------------  -------------

Ledgewood Mall, Ledgewood
Circuit City                                             33,294       1/31/2020       449,469          13.50  (4) 5 Year
Ashley Furniture                                         41,806      12/31/2010       212,793           5.09  (2) 5 Year
Barnes & Noble                                           12,500       1/31/2010       224,000          17.92  (5) 5 Year
Marshalls                                                37,245       9/30/2014       346,751           9.31  (4) 5 Year
The Sports Authority                                     52,205       5/31/2012       225,000           4.31  (5) 5 Year
Macy's Department Store (Federated)                      73,349       1/31/2010       651,245           8.88  (3) 5 Year
Wal*Mart                                                120,570       3/31/2019       888,601           7.37  (6) 5 Year
                                                ---------------                  ------------  -------------
                                                        370,969                     2,997,859           8.08
                                                ---------------                  ------------  -------------


Delaware
----------------------------------------------
Brandywine Town Center, Wilmington
Lowe's Home Centers                                     140,000       8/31/2018     1,925,000          13.75  (6) 5 Year
Target                                                  138,000       1/31/2018       800,000           5.80  (4) 10 Year
Target expansion                                         27,716       1/31/2011       304,876          11.00  (1) 2 Year &
                                                                                                              (10) 5 year
Access Group                                             76,458       5/31/2015     1,610,205          21.06  (2) 5 Year
Regal Cinemas                                            65,641        6/1/2017       861,210          13.12  (4) 5 Year
Bed, Bath & Beyond                                       50,977       1/31/2014       868,426          17.04  (3) 5 Year
Dick's Sporting Goods                                    50,000       5/31/2013       700,000          14.00  (3) 5 Year
Christmas Tree Shops                                     48,000       1/31/2028       540,000          11.25  (4) 5 Year
Michaels                                                 24,876       2/28/2011       572,148          23.00  (3) 5 Year
Old Navy (The Gap)                                       24,631       4/30/2011       617,745          25.08  (1) 5 Year
Petsmart                                                 23,963       6/30/2017       479,256          20.00  (5) 5 Year
Thomasville Furniture                                    18,893      12/31/2011       494,832          26.19  (10) 1 Year
World Market                                             20,310       1/31/2015       406,200          20.00
Transunion Settlement                                    43,307       3/31/2013       995,742          22.99  (5) 1 Year
Drexel Heritage                                          16,525      12/31/2016       396,600          24.00  (2) 5 Year
Lane Home Furnishings                                    21,827      10/31/2015       409,693          18.77  (3) 5 Year
MJM Designer                                             25,000       9/30/2015       325,000          13.00  (3) 5 Year
                                                ---------------                  ------------  -------------
                                                        816,124                    12,306,933          15.08
                                                ---------------                  ------------  -------------

Market Square Shopping Center Wilmington
Trader Joe's                                             11,675       1/31/2013       164,629          14.10  (3) 5 Year
TJ Maxx                                                  31,175       1/31/2011       396,888          12.73  (1) 5 Year
                                                ---------------                  ------------  -------------
                                                         42,850                       561,517          13.10
                                                ---------------                  ------------  -------------

Pennsylvania
----------------------------------------------

Blackman Plaza, Wilkes-Barre
Eckerd Drug (Brook's)                                     7,095       7/31/2016        63,855           9.00   -
Kmart                                                   104,956      10/31/2009       204,664           1.95  (8) 5 Year
                                                ---------------                  ------------  -------------
                                                        112,051                       268,519           2.40
                                                ---------------                  ------------  -------------

Mark Plaza, Edwardsville
Kmart                                                   104,956      10/31/2009       204,664           1.95  (8) 5 Year
Redner's Market                                          52,639       5/31/2018       447,431           8.50  (2) 5 Year
                                                ---------------                  ------------  -------------
                                                        157,595                       652,095           4.14
                                                ---------------                  ------------  -------------

Plaza 422, Lebanon
Home Depot                                              104,243      12/31/2028       407,520           3.91  (6) 5 Year
                                                ---------------                  ------------  -------------

Route 6 Mall, Honesdale
Eckerd Drugs (Brook's)                                   11,840       1/31/2011       118,400          10.00  (3) 5 Year
Fashion Bug                                              15,000       1/31/2016             -              -   -
Kmart                                                   119,658       4/30/2020       687,951           5.75  (10) 5 Year
                                                ---------------                  ------------  -------------
                                                        146,498                       806,351           5.50
                                                ---------------                  ------------  -------------

Abington Town Center, Abington
TJ Maxx                                                  27,000      11/30/2010      $270,000         $10.00  (2) 5 Year
Target( 1)                                              157,616               -             -              -  Condominium Agreement
                                                ---------------                  ------------  -------------
                                                        184,616                       270,000          10.00
                                                ---------------                  ------------  -------------

Chestnut Hill Shoppes, Philadelphia
Express                                                  12,882       1/31/2009      $510,344         $39.62
Borders Books                                            18,538       1/31/2010       482,000          26.00  (2) 5 Year
                                                ---------------                  ------------  -------------
                                                         31,420                       992,344          31.58
                                                ---------------                  ------------  -------------

              Total Mid-Atlantic                      2,024,397                    20,247,152          10.85
                                                ---------------                  ------------  -------------


Total Core Portfolio Retail Anchor Properties         3,927,027                   $43,054,985         $11.72
                                                ===============                  ============  =============

(1 )Target owns the portion of the main building (157,616 square feet) that their store is located in.

              Reporting Supplement
                 June 30, 2008

         Core Portfolio Anchor Lease Expirations - Next 4 Years
------------------------------------------------------------------

                                              Gross Leased Area              Annualized Base Rent
                                            ----------------------      -------------------------------
                                                          Percent                    Percent   Average
                                              Square        of                         of        per
        Center                Anchor          footage   all anchors       Amount   all anchors Sq. Ft.
-------------------------------------------------------------------------------------------------------

         2008
Merrillville Plaza     OfficeMax                 26,157      0.71%         222,335       0.52%     8.50
Market Square Shopping Trader Joe's
 Center                                          11,675      0.32%         164,629       0.38%    14.10
Amboy Shopping Center  Duane Reade                9,698      0.26%         266,695       0.62%    27.50
Walnut Hill Plaza      Sears                     60,700      1.65%         258,000       0.60%     4.25
                                            ----------- ----------      ---------- ----------- --------
                            Total 2008          108,230      2.94%         911,659       2.12%     8.42
                                            ----------- ----------      ---------- ----------- --------

         2009
Crossroads Shopping    Modell's
 Center                                          25,000      0.68%         193,750       0.45%     7.75
Chestnut Hill          Express                   12,882      0.35%         510,344       1.19%    39.62
Bloomfield Town Square TJ Maxx                   36,000      0.98%         261,000       0.61%     7.25
Walnut Hill Plaza      CVS                        8,800      0.24%         154,000       0.36%    17.50
Merrillville Plaza     Pier I                     9,143      0.25%         128,002       0.30%    14.00
Merrillville Plaza     TJ Maxx                   25,200      0.68%         195,300       0.45%     7.75
New Loudon Center      AC Moore Arts &
                        Crafts                   21,520      0.58%         221,226       0.51%    10.28
Blackman Plaza         Kmart                    104,956      2.85%         204,664       0.48%     1.95
Mark Plaza             Kmart                    104,956      2.85%         204,664       0.48%     1.95
                                            ----------- ----------      ---------- ----------- --------
                            Total 2009          348,457      9.46%       2,072,950       4.83%     5.95
                                            ----------- ----------      ---------- ----------- --------

         2010
Chestnut Hill          Borders Books             18,538      0.50%         482,000       1.12%    26.00
Methuen Shopping       Demoulas Supermarket
 Center                                          30,460      0.83%         109,656       0.25%     3.60
Ledgewood Mall         Barnes & Noble            12,500      0.34%         224,000       0.52%    17.92
Ledgewood Mall         Macy's                    73,349      1.99%         651,245       1.51%     8.88
Ledgewood Mall         Ashley Furniture          41,806      1.13%         212,793       0.49%     5.09
Mad River Station      Babies 'R' Us             33,147      0.90%         260,204       0.60%     7.85
Mad River Station      Pier I Imports            10,111      0.27%         227,037       0.53%    22.45
Mad River Station      Office Depot Inc.         25,038      0.68%         315,479       0.73%    12.60
Bloomfield Town Square Home Goods Inc.           39,646      1.08%         307,257       0.71%     7.75
Bloomfield Town Square Officemax Inc.            21,500      0.58%         193,500       0.45%     9.00
Branch Plaza           CVS Revco Drugs           11,050      0.30%         199,580       0.46%    18.06
Merrillville           David's Bridal            13,266      0.36%         190,765       0.44%    14.38
Abington Towne Center  TJ Maxx                   27,000      0.73%         270,000       0.63%    10.00
                                            ----------- ----------      ---------- ----------- --------
                            Total 2010          357,411      9.69%       3,643,516       8.44%    10.19
                                            ----------- ----------      ---------- ----------- --------

         2011
Route 6 Plaza          Rite Aid                  11,840      0.32%         118,400       0.27%    10.00
Bloomfield Town Square Marshalls                 28,324      0.77%         226,592       0.53%     8.00
Market Square Shopping TJ Maxx
 Center                                          31,175      0.85%         396,888       0.92%    12.73
Brandywine Town Center Target Expansion          27,716      0.75%         304,876       0.71%    11.00
Brandywine Town Center Michaels                  24,876      0.67%         572,148       1.33%    23.00
Brandywine Town Center Old Navy                  24,631      0.67%         617,745       1.43%    25.08
Brandywine Town Center Thomasville
                        Furniture                18,893      0.51%         494,832       1.15%    26.19
                                            ----------- ----------      ---------- ----------- --------
                            Total 2011          167,455      4.54%       2,731,481       6.34%    16.31
                                            ----------- ----------      ---------- ----------- --------


Total Core Portfolio   Total - Next 4 Years     981,553     26.63%      $9,359,606      21.73%    $9.54
                                            =========== ==========      ========== =========== ========

           Reporting Supplement
               June 30, 2008

      Core Portfolio Lease Expirations
--------------------------------------------

                                     Gross Leased Area                  Annualized Base Rent
                                  -----------------------       -------------------------------------
                     Number of                  Percent                        Percent      Average
                      Leases        Square        of                             of          per
                     Expiring      Footage       Total            Amount        Total       Sq. Ft.
                   --------------------------------------       -------------------------------------

Anchor Tenant Expirations

 Month to Month               -            -        0.00%       $         -         0.00%   #DIV/0!
      2008                    5      122,765        3.33%           911,659         2.12%        7.43
      2009                    9      348,457        9.45%         2,072,950         4.81%        5.95
      2010                   14      357,411        9.69%         3,643,515         8.46%       10.19
      2011                    9      171,666        4.66%         4,183,955         9.72%       24.37
      2012                    8      403,847       10.97%         3,410,790         7.92%        8.45
      2013                    6      278,321        7.55%         4,310,126        10.00%       15.49
      2014                    6      203,092        5.51%         2,675,940         6.22%       13.18
      2015                    7      265,869        7.21%         4,207,907         9.77%       15.83
      2016                    4       43,161        1.17%           816,924         1.90%       18.93
      2017                    4      158,877        4.31%         2,565,573         5.96%       16.15
      2018                    3      330,639        8.97%         3,172,432         7.37%        9.59
      2019                    3      170,234        4.62%         1,044,192         2.43%        6.13
      2020                    4      218,211        5.92%         1,839,292         4.27%        8.43
      2021                    2      140,260        3.80%         1,152,126         2.68%        8.21
      2022                    2       69,837        1.89%         1,700,000         3.95%       24.34
      2023                    1       25,984        0.70%           500,452         1.16%       19.26
      2024                    3      188,506        5.11%         3,154,312         7.33%       16.73
      2028                    4      189,509        5.14%         1,692,840         3.93%        8.93
                   ------------   ----------   ----------       -----------  ------------  ----------
Total Occupied               94    3,686,646      100.00%       $43,054,985       100.00%      $11.68
                   ============   ==========   ==========       ===========  ============  ==========

--------------------------------------------

Anchor GLA Owned by Tenants          254,916
Total Vacant                          70,182
                                  ----------

Total Square Feet                  4,011,744
                                  ==========

--------------------------------------------

Shop Tenant Expirations

 Month to Month              19       57,813        4.47%       $ 1,341,244         4.80%      $23.20
      2008                   32       97,189        7.52%         2,152,722         7.72%       22.15
      2009                   67      204,684       15.83%         3,979,705        14.24%       19.44
      2010                   51      158,428       12.22%         2,582,713         9.24%       16.30
      2011                   43      152,154       11.77%         3,173,103        11.36%       20.85
      2012                   44      160,281       12.40%         3,210,217        11.49%       20.03
      2013                   29      110,216        8.52%         2,180,337         7.80%       19.78
      2014                   18       86,320        6.68%         1,982,452         7.10%       22.97
      2015                   12       61,234        4.74%         1,172,529         4.20%       19.15
      2016                    8       38,365        2.97%           953,650         3.41%       24.86
      2017                   17       54,763        4.24%         2,236,529         8.01%       40.84
      2018                   11       29,061        2.25%         1,002,830         3.59%       34.51
      2019                    2        5,054        0.39%            51,206         0.18%       10.13
      2020                    3        6,000        0.46%           142,500         0.51%       23.75
      2021                    3       30,270        2.34%           244,385         0.87%        8.07
      2022                    4       20,055        1.55%           518,708         1.86%       25.86
      2026                    1        8,999        0.70%           296,967         1.06%       33.00
      2027                    2        9,012        0.70%           442,017         1.58%       49.05
      2028                    1        3,200        0.25%           275,000         0.98%       85.94
                   ------------   ----------   ----------       -----------  ------------  ----------
Total Occupied              367    1,293,098      100.00%       $27,938,814       100.00%      $21.61
                   ============   ==========   ==========       ===========  ============  ==========

--------------------------------------------

Total Vacant                         236,595
                                  ----------

Total Square Feet                  1,529,693
                                  ==========

--------------------------------------------

           Reporting Supplement
               June 30, 2008

      Core Portfolio Lease Expirations
--------------------------------------------

                                     Gross Leased Area                  Annualized Base Rent
                                  -----------------------       -------------------------------------
                           Number of               Percent                     Percent      Average
                      Leases        Square         of                             of          per
                     Expiring      Footage       Total            Amount        Total       Sq. Ft.
                   ------------   ----------   ----------       -----------  ------------  ----------

Total Anchor and Shop Tenant Expirations

 Month to Month              19   $   57,813        1.16%       $ 1,341,244         1.89%      $23.20
            2008             37      219,954        4.42%         3,064,381         4.32%       13.93
            2009             76      553,141       11.11%         6,052,655         8.53%       10.94
            2010             65      515,839       10.36%         6,226,228         8.77%       12.07
            2011             52      323,820        6.50%         7,357,058        10.37%       22.72
            2012             52      564,128       11.33%         6,621,007         9.33%       11.74
            2013             35      388,537        7.80%         6,490,463         9.14%       16.70
            2014             24      289,412        5.81%         4,658,392         6.56%       16.10
            2015             19      327,103        6.57%         5,380,436         7.58%       16.45
            2016             12       81,526        1.64%         1,770,574         2.49%       21.72
            2017             21      213,640        4.29%         4,802,102         6.76%       22.48
            2018             14      359,700        7.22%         4,175,262         5.88%       11.61
            2019              5      175,288        3.52%         1,095,398         1.54%        6.25
            2020              7      224,211        4.50%         1,981,792         2.79%        8.84
            2021              5      170,530        3.42%         1,396,511         1.97%        8.19
            2022              6       89,892        1.81%         2,218,708         3.13%       24.68
            2023              1       25,984        0.52%           500,452         0.70%       19.26
            2024              3      188,506        3.79%         3,154,312         4.44%       16.73
            2026              1        8,999        0.18%           296,967         0.42%       33.00
            2027              2        9,012        0.18%           442,017         0.62%       49.05
            2028              5      192,709        3.87%         1,967,839         2.77%       10.21
                   ------------   ----------   ----------       -----------  ------------  ----------
Total Occupied              461   $4,979,744      100.00%       $70,993,798       100.00%      $14.26
                   ============   ==========   ==========       ===========  ============  ==========

--------------------------------------------

Anchor GLA Owned by Tenants          254,916
Total Vacant                         306,777
                                  ----------

Total Square Feet                  5,541,437
                                  ==========

--------------------------------------------

               Reporting Supplement
                  June 30, 2008

                                                    ---------------   -------------   ---------------   ---------------

                  Core Portfolio                     Year-to-Date       3 months      3 months ended      Year ended
                                                                          ended
          New and Renewal Rent Spreads (1)           June 30, 2008    June 30, 2008   March 31, 2008     December 31,
                                                                                                              2007
 -------------------------------------------------- ---------------   -------------   ---------------   ---------------
                                                     Cash    GAAP     Cash   GAAP      Cash    GAAP      Cash    GAAP
                                                      (2)     (3)       (2)    (3)      (2)     (3)       (2)     (3)
                                                    ------- -------                   ------- -------   ------- -------
 New leases
 Number of new leases commencing                          4       4        3      3         1       1        20      20
 GLA                                                 32,462  32,462    3,814  3,814    28,648  28,648    98,193  98,193
 New base rent                                       $13.98  $15.40   $70.14 $79.06     $6.50   $6.93    $19.51  $21.06
 Previous base rent (and percentage rent)            $11.68  $11.52   $56.22 $54.90     $5.75   $5.75    $13.12  $12.92
 Percentage growth in base rent                       19.7%   33.7%    24.8%  44.0%     13.0%   20.5%     48.7%   63.0%
 Average cost per square foot                         $4.95   $4.95   $26.70 $26.70     $2.06   $2.06    $21.25  $21.25

 Renewal leases
 Number of renewal leases commencing                     29      29       11     11        18      18        33      33
 GLA expiring                                       200,033 200,033   38,978 38,978   161,055 161,055   325,424 325,424
 Renewal percentage                                     69%     69%      38%    38%       77%     77%       76%     76%
 New base rent                                       $17.95  $18.26   $31.71 $32.97    $16.30  $16.50    $11.66  $11.96
 Expiring base rent (and percentage rent)            $16.88  $16.24   $30.64 $28.69    $15.23  $14.75     $8.36   $8.13
 Percentage growth in base rent                        6.3%   12.4%     3.5%  14.9%      7.0%   11.9%     39.5%   47.1%
 Average cost per square foot                         $0.00   $0.00    $0.00  $0.00     $0.00   $0.00     $0.00   $0.00

 Total new and renewal Leases
 Number of new and renewal leases commencing             33      33       14     14        19      19        53      53
 GLA commencing                                     170,464 170,464   18,560 18,560   151,904 151,904   346,066 346,066
 New base rent                                       $17.19  $17.72   $39.61 $42.44    $14.45  $14.70    $13.89  $14.54
 Expiring base rent (and percentage rent)            $15.89  $15.34   $35.90 $34.08    $13.44  $13.05     $9.71   $9.49
 Percentage growth in base rent                        8.2%   15.5%    10.3%  24.5%      7.5%   12.6%     43.0%   53.2%
 Average cost per square foot                         $0.94   $0.94    $5.49  $5.49     $0.39   $0.39     $6.03   $6.03

                                                    ------- -------   ------ ------   ------- -------   ------- -------

 (1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

 (2) Rents have not been calculated on a straight line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well.
     New rent is that which is paid at commencement.

 (3) Rents are calculated on a straight-line basis.

               Reporting Supplement
                   June 30, 2008

        Core Portfolio Capital Expenditures
---------------------------------------------------

                                                    ------------------ ---------------- ----------------- -------------------
                                                       Year-to-Date        Current          Previous
                                                                           Quarter           Quarter
                                                          Period           3 months         3 months             Year
                                                          ended             ended             ended              ended
                                                      June 30, 2008     June 30, 2008    March 31, 2008    December 31, 2007
                                                    ------------------ ---------------- ----------------- -------------------


Leasing Commissions:                                  $            266   $          140   $           126     $           845

Tenant Improvements:                                               546              308               238               3,667

Capital Expenditures:                                              122               78                44               1,978

Redevelopments                                                       -                -                 -               1,179
                                                    ------------------ ---------------- ----------------- -------------------

Total                                                 $            934   $          526   $           408     $         7,669
                                                    ================== ================ ================= ===================

          QUARTERLY SUPPLEMENTAL DISCLOSURE
                           June 30, 2008
                             Property Demographics (1)
                             -------------------------

-------------------------------------------------------------------------------------

                                                         Trade    Cash (2)
                                                         Area      Base      Total
Classification Property / JV        City         State  (Miles)    Rent       GLA
                Ownership %
-------------------------------------------------------------------------------------
Core           Brandywine Town      Wilmington   DE
                Center & Mkt
                Sq./22.22%                                   3 15,700,940   997,513
Core           Elmwood Park         Elmwood Park NJ
                Shopping Ctr.                                3  3,535,206   149,491
Core           Chestnut Hill        Philadelphia PA          3  1,296,372    40,570
Core           Abington Towne       Abington     PA
                Center                                       3    977,847   216,358
Core           Clark & Diversey     Chicago      IL          3    810,061    19,265
Core           Hobson West Plaza    Naperville   IL          3  1,177,751    98,906
Core           Methuen Shopping     Methuen      MA
                Ctr.                                         5    958,689   130,021
Core           Crossroads Shopping  White Plains NY
                Ctr. / 49%                                   3  5,344,262   310,714
Core           The Branch Plaza     Smithtown    NY          3  2,491,738   125,751
Core           Amboy Road           Staten       NY
                                     Island                  3  1,820,821    63,290
Core           Village Commons      Smithtown    NY
                Shopping Ctr.                                3  2,008,693    87,237
Core           Bloomfield Town      Bloomfield   MI
                Square               Hills                   5  2,957,238   232,181
Core           Crescent Plaza       Brockton     MA          3  1,619,907   218,141
Core           239 Greenwich Avenue Greenwich    CT
                / 75%                                        5  1,397,621    16,834
Core           Town Line Plaza      Rocky Hill   CT          3  1,663,513   206,346
Core           New Loudon Center    Latham       NY          5  1,711,710   255,826
Core           Pacesetter Park      Pomona       NY
                Shopping Ctr.                                3  1,117,866    96,348
Core           2914 Third Ave       The Bronx    NY          3    875,028    42,400
Core           LA Fitness, Staten   Staten       NY
                Island               Island                  3  1,265,000    55,000
Core           West 54th Street     Manhattan    NY          3  2,740,226     9,945
Core           East 17th Street     Manhattan    NY          3    625,000    19,622
Core           Mad River Station    Dayton       OH          5  1,625,352   155,838
Core           Mark Plaza           Edwardsville PA          5    928,333   216,401
Core           Blackman Plaza       Wilkes-Barre PA          5    288,919   125,264
Core           Bartow Avenue        The Bronx    NY          3    455,693    14,676
Core           Walnut Hill Plaza    Woonsocket   RI          5  2,405,936   284,717
Core           Ledgewood Mall       Ledgewood    NJ          5  4,082,678   517,151
Core           A & P Shopping Plaza Boonton      NJ
                / 60%                                        5  1,254,933    62,908
Core           Merrillville Plaza   Hobart       IN          5  2,843,240   235,166
Core           The Gateway Shopping So.          VT
                Ctr.                 Burlington              3  1,811,393   101,784
Core           Marketplace of       Absecon      NJ
                Absecon                                      3  1,625,477   105,119
Core           Plaza 422            Lebanon      PA          3    444,020   155,149
Core           Route 6 Plaza        Honesdale    PA          5  1,132,335   175,505
Fund I         Granville Center /   Columbus     OH
                37.78%                                       3    614,083   134,997
Fund I         Sterling Heights     Sterling     MI
                Shopping Center /    Heights
                18.9%                                        3    644,519   154,835
Fund I         Tarrytown Shopping   Tarrytown    NY
                Center / 37.78%                              3    971,822    35,291
Fund II- Urban 400 East Fordham     The Bronx    NY
 In-Fill        Road / 19.2%                                 2          -         -
Fund II- Urban Sherman Avenue /     Manhattan    NY
 In-Fill        19.2%                                        2          -         -
Fund II- Urban Pelham Manor         Westchester  NY
 In-Fill        Shopping Plaza /
                19.2%                                        3          -         -
Fund II- Urban 161st Street /19.2%  The Bronx    NY
 In-Fill                                                     2  4,530,723   223,521
Fund II- Urban Liberty Avenue /     Queens       NY
 In-Fill        19.2%                                        3    612,845    17,088
Fund II- Urban 216th Street / 19.2% Manhattan    NY
 In-Fill                                                     2  2,565,000    60,000
Fund II- Other Oakbrook/ 20%        Oakbrook     IL          3    825,000   112,000
-------------------------------------------------------------------------------------
                                                               81,757,790 6,279,169
                                                               ----------------------
TOTAL
Weighted Average - Based on GLA
Weighted Average - Based on base rent( 1)

CORE
Weighted Average - Based on GLA
Weighted Average - Based on base rent( 1)

FUND I
Weighted Average - Based on GLA
Weighted Average - Based on base rent( 1)

FUND II -Urban In-fill
Weighted Average - Based on GLA
Weighted Average - Based on base rent( 1)

FUND II -Other
Weighted Average - Based on GLA
Weighted Average - Based on base rent( 1)



-----------------------------------------------------------------------------------------------
                                                                 3-Mile Radius(2)
                                                       ----------------------------------------
                                                                   #
                                                         Total  Households  Median HH  Avg. HH
Classification Property / JV        City         State   Pop.    ("HH")    Income      Income
                Ownership %
-----------------------------------------------------------------------------------------------
Core           Brandywine Town      Wilmington   DE
                Center & Mkt
                Sq./22.22%                                41,222     15,054 $83,769 $102,192
Core           Elmwood Park         Elmwood Park NJ
                Shopping Ctr.                            257,647     83,959  52,609   62,446
Core           Chestnut Hill        Philadelphia PA      148,084     59,791  53,526   65,990
Core           Abington Towne       Abington     PA
                Center                                    91,293     34,692  66,882   82,491
Core           Clark & Diversey     Chicago      IL      419,461    213,740  58,803   81,579
Core           Hobson West Plaza    Naperville   IL       98,083     34,231  94,977  114,120
Core           Methuen Shopping     Methuen      MA
                Ctr.                                      89,957     31,569  41,619   49,981
Core           Crossroads Shopping  White Plains NY
                Ctr. / 49%                               105,870     39,349  78,556   85,621
Core           The Branch Plaza     Smithtown    NY       68,832     23,221  89,522  113,455
Core           Amboy Road           Staten       NY
                                     Island              156,384     56,991  69,666   90,260
Core           Village Commons      Smithtown    NY
                Shopping Ctr.                             68,832     23,221  89,522  113,455
Core           Bloomfield Town      Bloomfield   MI
                Square               Hills                62,528     23,953  73,997  102,234
Core           Crescent Plaza       Brockton     MA       99,649     34,369  46,062   56,826
Core           239 Greenwich Avenue Greenwich    CT
                / 75%                                     67,165     24,889  97,270  125,159
Core           Town Line Plaza      Rocky Hill   CT       45,606     19,067  65,917   75,855
Core           New Loudon Center    Latham       NY       41,815     15,619  55,375   66,288
Core           Pacesetter Park      Pomona       NY
                Shopping Ctr.                             25,618      8,209  89,598  125,526
Core           2914 Third Ave       The Bronx    NY    1,239,853    422,421  26,865   33,419
Core           LA Fitness, Staten   Staten       NY
                Island               Island              127,542     45,026  65,178   83,167
Core           West 54th Street     Manhattan    NY      582,613    325,406  80,037   96,770
Core           East 17th Street     Manhattan    NY    1,027,933    495,157  64,629  116,133
Core           Mad River Station    Dayton       OH       58,692     25,428  58,119   67,529
Core           Mark Plaza           Edwardsville PA       87,986     37,409  31,982   39,628
Core           Blackman Plaza       Wilkes-Barre PA       58,885     24,646  30,982   40,002
Core           Bartow Avenue        The Bronx    NY      567,476    209,231  40,253   47,643
Core           Walnut Hill Plaza    Woonsocket   RI       60,322     22,861  42,715   47,867
Core           Ledgewood Mall       Ledgewood    NJ       37,052     13,412  80,007   87,773
Core           A & P Shopping Plaza Boonton      NJ
                / 60%                                     49,442     18,288  87,533  113,042
Core           Merrillville Plaza   Hobart       IN       26,118     10,066  56,556   64,248
Core           The Gateway Shopping So.          VT
                Ctr.                 Burlington           46,879     19,366  44,294   55,033
Core           Marketplace of       Absecon      NJ
                Absecon                                   30,732     11,642  52,106   64,775
Core           Plaza 422            Lebanon      PA       43,975     17,347  36,874   47,144
Core           Route 6 Plaza        Honesdale    PA        7,567      3,014  32,283   43,919
Fund I         Granville Center /   Columbus     OH
                37.78%                                   112,547     47,337  47,547   53,746
Fund I         Sterling Heights     Sterling     MI
                Shopping Center /    Heights
                18.9%                                     99,813     36,587  66,886   77,416
Fund I         Tarrytown Shopping   Tarrytown    NY
                Center / 37.78%                           36,856     13,450  78,415   95,294
Fund II- Urban 400 East Fordham     The Bronx    NY
 In-Fill        Road / 19.2%                           1,205,053    412,674  30,252   38,298
Fund II- Urban Sherman Avenue /     Manhattan    NY
 In-Fill        19.2%                                    535,739    175,108  29,260   36,324
Fund II- Urban Pelham Manor         Westchester  NY
 In-Fill        Shopping Plaza /
                19.2%                                    398,727    147,238  48,697   56,116
Fund II- Urban 161st Street /19.2%  The Bronx    NY
 In-Fill                                               1,274,483    427,111  25,104   31,477
Fund II- Urban Liberty Avenue /     Queens       NY
 In-Fill        19.2%                                    613,457    201,509  44,915   59,078
Fund II- Urban 216th Street / 19.2% Manhattan    NY
 In-Fill                                                 536,119    183,542  30,978   41,481
Fund II- Other Oakbrook/ 20%        Oakbrook     IL       77,560     29,487  77,130  108,955
-----------------------------------------------------------------------------------------------

TOTAL
                                                       ----------------------------------------
Weighted Average - Based on GLA                          129,257     46,626 $62,831 $ 76,226
                                                       ----------------------------------------
Weighted Average - Based on base rent( 1)                161,609     65,085 $65,194 $ 80,105
                                                       ----------------------------------------

CORE
                                                       ----------------------------------------
Weighted Average - Based on GLA                           80,028     30,140 $64,624 $ 78,192
                                                       ----------------------------------------
Weighted Average - Based on base rent( 1)                141,376     58,678 $66,113 $ 81,181
                                                       ----------------------------------------

FUND I
                                                       ----------------------------------------
Weighted Average - Based on GLA                           98,267     38,539 $60,108 $ 69,528
                                                       ----------------------------------------
Weighted Average - Based on base rent( 1)                 71,850     28,264 $66,534 $ 78,904
                                                       ----------------------------------------

FUND II -Urban In-fill
                                                       ----------------------------------------
Weighted Average - Based on GLA                        1,089,534    365,672 $27,403 $ 35,043
                                                       ----------------------------------------
Weighted Average - Based on base rent( 1)                976,242    328,128 $28,634 $ 37,000
                                                       ----------------------------------------

FUND II -Other
                                                       ----------------------------------------
Weighted Average - Based on GLA                           77,560     29,487 $77,130 $108,955
                                                       ----------------------------------------
Weighted Average - Based on base rent( 1)                 77,560     29,487 $77,130 $108,955
                                                       ----------------------------------------



-------------------------------------------------------------------------------------------
                                                                  5-Mile Radius
                                                       ------------------------------------

                                                         Total      #     Median HH  Avg. HH
Classification  Property / JV       City         State   Pop.       HH     Income    Income
                 Ownership %
-------------------------------------------------------------------------------------------
Core           Brandywine Town      Wilmington   DE
                Center & Mkt
                Sq./22.22%                               120,306    46,004 $74,110 $ 93,425
Core           Elmwood Park         Elmwood Park NJ
                Shopping Ctr.                            614,727   208,535  57,938   69,562
Core           Chestnut Hill        Philadelphia PA      399,921   157,197  52,171   65,291
Core           Abington Towne       Abington     PA
                Center                                   304,127   117,213  59,851   70,401
Core           Clark & Diversey     Chicago      IL      969,623   410,327  51,138   67,593
Core           Hobson West Plaza    Naperville   IL      241,153    82,668  93,969  113,986
Core           Methuen Shopping     Methuen      MA
                Ctr.                                     201,503    72,943  47,894   56,306
Core           Crossroads Shopping  White Plains NY
                Ctr. / 49%                               205,109    73,112  93,445  108,276
Core           The Branch Plaza     Smithtown    NY      199,361    64,663  82,867  105,093
Core           Amboy Road           Staten       NY
                                     Island              292,132   105,178  66,927   88,388
Core           Village Commons      Smithtown    NY
                Shopping Ctr.                            199,361    64,663  82,867  105,093
Core           Bloomfield Town      Bloomfield   MI
                Square               Hills               166,443    62,677  79,970  105,922
Core           Crescent Plaza       Brockton     MA      168,246    58,789  46,062   56,826
Core           239 Greenwich Avenue Greenwich    CT
                / 75%                                    142,822    51,210  94,119  119,232
Core           Town Line Plaza      Rocky Hill   CT      153,302    61,023  57,724   68,679
Core           New Loudon Center    Latham       NY      151,655    61,034  47,547   61,261
Core           Pacesetter Park      Pomona       NY
                Shopping Ctr.                            129,143    36,828  72,841  102,767
Core           2914 Third Ave       The Bronx    NY    2,690,882 1,034,060  45,279   56,415
Core           LA Fitness, Staten   Staten       NY
                Island               Island              457,912   162,076  60,236   77,922
Core           West 54th Street     Manhattan    NY    2,424,848 1,048,312  55,446   67,194
Core           East 17th Street     Manhattan    NY    2,512,412 1,086,434  53,903   96,755
Core           Mad River Station    Dayton       OH      135,000    56,693  60,560   71,601
Core           Mark Plaza           Edwardsville PA      124,868    52,566  34,683   43,184
Core           Blackman Plaza       Wilkes-Barre PA      111,991    47,249  33,391   41,275
Core           Bartow Avenue        The Bronx    NY    1,435,467   511,796  30,552   43,522
Core           Walnut Hill Plaza    Woonsocket   RI       95,320    35,238  50,142   56,573
Core           Ledgewood Mall       Ledgewood    NJ      108,922    38,302  77,480   89,838
Core           A & P Shopping Plaza Boonton      NJ
                / 60%                                    101,266    36,438  86,509  106,011
Core           Merrillville Plaza   Hobart       IN       87,796    32,151  54,709   62,531
Core           The Gateway Shopping So.          VT
                Ctr.                 Burlington           69,993    28,186  47,104   57,514
Core           Marketplace of       Absecon      NJ
                Absecon                                   68,326    26,137  51,610   62,711
Core           Plaza 422            Lebanon      PA       61,197    23,615  41,055   51,545
Core           Route 6 Plaza        Honesdale    PA       11,899     4,627  34,031   46,300
Fund I         Granville Center /   Columbus     OH
                37.78%                                   266,313   108,411  53,466   60,719
Fund I         Sterling Heights     Sterling     MI
                Shopping Center /    Heights
                18.9%                                    264,560   103,403  63,816   74,661
Fund I         Tarrytown Shopping   Tarrytown    NY
                Center / 37.78%                          123,546    43,654  85,757  103,311
Fund II- Urban 400 East Fordham     The Bronx    NY
 In-Fill        Road / 19.2%                           1,997,909   698,322  33,259   40,957
Fund II- Urban Sherman Avenue /     Manhattan    NY
 In-Fill        19.2%                                  2,049,516   721,521  34,366   42,608
Fund II- Urban Pelham Manor         Westchester  NY
 In-Fill        Shopping Plaza /
                19.2%                                  1,109,022   403,897  44,956   53,542
Fund II- Urban 161st Street /19.2%  The Bronx    NY
 In-Fill                                               2,531,473   966,482  37,307   48,034
Fund II- Urban Liberty Avenue /     Queens       NY
 In-Fill        19.2%                                    613,457   201,509  44,915   59,078
Fund II- Urban 216th Street / 19.2% Manhattan    NY
 In-Fill                                                 536,119   183,542  30,978   41,481
Fund II- Other Oakbrook/ 20%        Oakbrook     IL      288,932   108,039  75,456   97,126
-------------------------------------------------------------------------------------------

TOTAL
                                                       ------------------------------------
Weighted Average - Based on GLA                          287,030   108,327 $62,038 $ 76,175
                                                       ------------------------------------
Weighted Average - Based on base rent( 1)                398,103   155,161 $60,823 $ 75,019
                                                       ------------------------------------

CORE
                                                       ------------------------------------
Weighted Average - Based on GLA                          194,929    73,164 $63,161 $ 77,561
                                                       ------------------------------------
Weighted Average - Based on base rent( 1)                366,088   143,325 $61,304 $ 75,579
                                                       ------------------------------------

FUND I
                                                       ------------------------------------
Weighted Average - Based on GLA                          249,981    98,997 $61,900 $ 71,982
                                                       ------------------------------------
Weighted Average - Based on base rent( 1)                193,313    74,587 $71,659 $ 84,765
                                                       ------------------------------------

FUND II -Urban In-fill
                                                       ------------------------------------
Weighted Average - Based on GLA                        2,024,182   766,727 $36,476 $ 47,354
                                                       ------------------------------------
Weighted Average - Based on base rent( 1)              1,715,040   645,145 $35,806 $ 46,732
                                                       ------------------------------------

FUND II -Other
                                                       ------------------------------------
Weighted Average - Based on GLA                          288,932   108,039 $75,456 $ 97,126
                                                       ------------------------------------
Weighted Average - Based on base rent( 1)                288,932   108,039 $75,456 $ 97,126
                                                       ------------------------------------


(1) Does not include the Kroger/Safeway Portfolio. Base rent for joint ventures has been pro-rated based on the Company's ownership % in the joint venture.
(2 )West 54th Street, Sherman 161st Street and 216th Street figures are for 2 mile radius


                                    Page 56